NUVEEN Exchange-Traded Funds


JANUARY 31, 2000

SEMIANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.


NAZ
Arizona

NUM
NMP
Michigan

NUO
Ohio

NTX
Texas

Photo of: People looking into canyon.

Financial Information
As of January 31, 2000

   Contents
 1 Dear Shareholder
 4 NAZ's Portfolio Manager's Comments & Performance Overview
 7 NUM/NMP's Portfolio Manager's Comments & Performance Overview 12 NUO's Portfolio Manager's Comments & Performance Overview
16 NTX's Portfolio Manager's Comments & Performance Overview
19 Shareholder Meeting Report
23 Portfolio of Investments
44 Statement of Net Assets
45 Statement of Operations
46 Statement of Changes in Net Assets
48 Notes to Financial Statements
54 Financial Highlights
56 Build Your Wealth Automatically
57 Fund Information

 Credit Quality

Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)

                    o    Dividend per share of $.0705
                    o    Market yield on share price of 5.99%
                    o    Taxable-equivalent yield on share price of 9.15%*


Pie Chart:
AAA/U.S. Guaranteed  70%
AA                   15%
A                     6%
BBB/NR                5%
Other                 4%

Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)

                    o    Dividend per share of $.0765
                    o    Market yield on share price of 6.96%
                    o    Taxable-equivalent yield on share price of 10.55%*

Pie Chart:
AAA/U.S. Guaranteed  77%
AA                   14%
A                     5%
BBB/NR                4%


Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)

                    o    Dividend per share of $.069
                    o    Market yield on share price of 6.79%
                    o    Taxable-equivalent yield on share price of 10.29%*

Pie Chart:
AAA/U.S. Guaranteed  64%
AA                   24%
A                     5%
BBB/NR                7%


Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)

                    o    Dividend per share of $.082
                    o    Market yield on share price of 6.32%
                    o    Taxable-equivalent yield on share price of 9.88%*

Pie Chart:
AAA/U.S. Guaranteed  71%
AA                   15%
A                     4%
BBB/NR               10%


Nuveen Texas Quality Income Municipal Fund (NTX)

                    o    Dividend per share of $.076
                    o    Market yield on share price of 7.48%
                    o    Taxable-equivalent yield on share price of 10.84%*

Pie Chart:
AAA/U.S. Guaranteed  62%
AA                   10%
A                     9%
BBB/NR               19%


     Past performance is not predictive of future results.

* For investors in the 31% federal plus, if applicable, state income tax bracket. See your Fund's Performance Overview in this report for more information.

Photo of: Timothy R. Schwertfeger
          Chairman of the Board



Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder

I am pleased to report to you on the performance of your Nuveen Exchange-Traded Fund. Providing a stable, attractive tax-free dividend is the Fund's main objective, and over the past six months, your Fund continued to achieve this goal. I appreciate the opportunity to review with you the current investment climate in which your Nuveen Exchange-Traded Fund operates, as does the portfolio manager of your Fund, who discusses fund performance later in this report.

A CHALLENGING INVESTMENT ENVIRONMENT
The U.S. economy enjoyed its ninth consecutive year of continuous expansion in 1999, characterized by robust growth, benign inflation, and unemployment levels that ranked as the lowest in three decades. These patterns remained in place as we moved into the year 2000.

However, concerns about the persistent pace of economic expansion continued to test the new paradigm, which holds that the improvements in productivity achieved through technology enable us to have both economic growth and low inflation at the same time. As investors watched and reacted to every economic report, market volatility increased, and the spectre of inflation seemed to lurk behind each statistic. Especially worrisome to the Federal Reserve was the possibility that tight labor markets would eventually have an inflationary effect on wages and, consequently, on consumer prices.

In an effort to pre-empt this threat of inflation, the Fed moved to raise interest rates by a quarter-point on four separate occasions between June 1999 and February 2000. This increased the federal funds rate, which represents the amount banks charge one another on overnight loans, setting the standard for short-term market rates by a full percentage point, from 4.75% to 5.75%.

The series of rate increases, however, had little impact on consumer confidence, which hit a 31-year high in January, or on consumer spending, which continued to serve as the main engine powering the country's economic expansion. Economic growth for the fourth quarter of 1999, as measured by the change in gross domestic product (GDP), rose at an annual rate of 6.9%, the biggest gain since 1996 and more than twice the

3% growth rate the Fed finds comfortable. Fed Chairman Alan Greenspan indicated during his Humphrey-Hawkins testimony in February that the Fed would continue closely watching the pace of economic growth for signs of inflationary pressure, particularly the ratio between consumer spending and personal income. Mr. Greenspan's comments left the door wide open for additional tightenings throughout 2000.

MUNICIPAL BOND PERFORMANCE
Despite the evidence of the Federal Reserve's continued vigilance on the inflation front, the cumulative effect of these economic events was negative for the fixed-income markets, including municipal bonds. As the Fed's monetary tightenings prompted a rise in market yields, bond prices slumped, and all but the shortest maturity bond funds suffered losses.

On a more positive note, over the past year our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of January 2000, long-term municipal yields, represented by the Bond Buyer 25 Revenue Index, offered 97.7% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999. For investors, this meant that yields on quality long-term municipal bonds were comparable to those of long-term Treasury bonds - even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

In addition, the economic prosperity of the past decade has benefited all sectors of the municipal bond market, resulting in continued upgrades in debt ratings. In 1999, upgrades by Standard & Poor's outnumbered downgrades by a ratio of almost 4 to 1. In fact, the fourth quarter of 1999 marked the 17th consecutive quarter in which upgrades exceeded downgrades. The tax-backed sector, which includes general obligation bonds issued by states, local municipalities, and school and special purpose districts, fared par-ticularly well in 1999, with upgrades outnumbering downgrades 30 to 1.


During 1999, we saw the national supply of municipal bonds decline 21% from the near-record levels of 1998. This was generally due to the increase in interest rates, which deterred municipalities from issuing new debt and removed much of the incentive to refund existing bonds. We anticipate that demand from individual investors will strengthen as they increasingly look at rebalancing their portfolios. With the outlook for tighter supply and stronger demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds should give us excellent access to bond offerings that have the potential to add value for our shareholders.

NUVEEN FUNDS:
AN ANSWER TO YOUR INVESTMENT NEEDS
In light of the current investment environment, your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your asset allocation plan and suggesting investments that can add diversification to your portfolio. By investing in other Nuveen funds, you can bring balance to your portfolio and gain exposure to the different types of investments that can enhance your potential for success. Your adviser can also establish a reinvestment plan which will allow you to purchase additional shares of your Nuveen Exchange-Traded Fund. For more information on Nuveen's expanding array of funds, contact your financial adviser for a prospectus detailing all charges and expenses, or call Nuveen at (800) 257-8787. Please read the prospectus carefully before you invest or send money.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we embark on a new millennium, we remain committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/TIMOTHY R. SCHWERTFEGER

TIMOTHY R. SCHWERTFEGER

Chairman of the Board

March 15, 2000

Sidebar text: "With the outlook for tighter supply and stronger demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds should give us excellent access to bond offerings that have the potential to add value for our shareholders."

Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)

Portfolio Manager's Comments

Portfolio manager Mike Davern examines the Arizona municipal market, recent fund performance, and the outlook for the Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ). Mike has 17 years of experience as an investment professional, including eight years at Nuveen, and has managed NAZ since July 1998.



WHAT FACTORS AFFECTED ARIZONA'S ECONOMY OVER THE 12 MONTHS ENDED JANUARY 31,
2000?
During the past 12 months, Arizona outpaced many other states in terms of economic and employment growth. While this growth came at a slightly slower pace than in previous years, the consensus was that the current rate may be more sustainable over the long term. As of January 31, 2000, unemployment in the state was 4.1%, which was slightly higher than the national average of 4%. Strong job growth was seen in the construction industry, both commercial and residential, prompted by Arizona's continued population growth. In 1999, construction represented almost 20% of all new jobs created in the state. Although tight labor markets in other states threatened to dampen economic growth, Arizona's rapid population growth served to offset the state's unemployment numbers and prevent labor shortages. One negative aspect of the employment picture, however, was that much of the state's job growth occurred in lower-paying industries, which left Arizona's per capita income lagging the U.S. average. As the result of the tobacco suit settlement, the state is slated to receive approximately $3 billion in payments over the next 25 years, and discussion is underway on the ways this money can best be spent to benefit the state's residents.

HOW DID THESE EVENTS IMPACT THE MUNICIPAL MARKET IN ARIZONA?
In 1999, new municipal issuance in Arizona was down 20% from 1998, closely tracking the decline in national supply, which fell 21% from 1998 levels. Many of the new state bonds were transportation-related issues, in support of Arizona's growing need for transportation improvements. Some of the supply drop-off we saw in 1999 can be attributed to the rising interest rate environment, as refunding activity involving older debt typically declines as interest rates move higher. The lower level of supply helped to offset some of the negative impact that rising interest rates and equity market activity had on the demand for municipal bonds.

HOW WAS THE FUND'S DIVIDEND AFFECTED BY THIS ENVIRONMENT?
Good call protection helped to support the dividend of NAZ and shield the income of this fund from erosion. In addition, Nuveen's dividend management strategies and our prudent use of leverage enabled us to increase NAZ's dividend in February 1999. As of January 31, 2000, the Fund had provided shareholders with steady or increasing dividends for 75 consecutive months. On January 31, 2000, the market yield for NAZ was 5.99%, equivalent to a taxable yield of 9.15%1.

As a leveraged fund, NAZ issues MuniPreferred shares that pay short-term interest rates to investors seeking short-term liquidity. Short-term municipal rates are usually, but not always, lower than long-term rates. The proceeds from the preferred shares are used to buy additional long-term bonds for the Fund's portfolio. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra net income from the difference between the rate earned on a fund's long-term portfolio and the short-term rate paid to preferred shareholders. While the use of leverage can increase the volatility of a fund's net asset value (NAV), thereby adding higher risk than that associated with non-leveraged funds, the leveraged fund is usually compensated for this additional risk in the form of higher yields.

OVERALL, HOW DID NAZ PERFORM OVER THE PAST YEAR?
NAZ's total return on NAV for the 12 months ended January 31, 2000 is shown in the accompanying table. For comparison purposes, the annual returns for the Fund's benchmark - the Lehman Brothers Municipal Bond Index2 - and the Fund's Lipper Peer Group3 are also presented.



                                       Lehman        Lipper
     Total Return on NAV Total        Return2      Average3
     -------------------------   --------------------------
     1-Year Ended     Taxable-   1-Year Ended  1-Year Ended
          1/31/00  Equivalent1        1/31/00       1/31/00
     ------------  -----------   ------------  ------------
NAZ        -7.67%       -4.76%         -3.63%       -10.64%
     ------------  -----------   ------------  ------------

Past performance is not predictive of future results.
For additional information, see the Performance Overview for NAZ in this report.


The underperformance of the Fund's total return on NAV relative to its Lehman benchmark can be attributed largely to the Fund's longer duration4. As of January 31, 2000, the duration of NAZ was 11.13, compared with the Lehman Brothers Municipal Bond Index's 7.61. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a long duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise (and bond values correspondingly fall), a long duration can make the fund's NAV more vulnerable to price declines. For the 12 months ended January 31, 2000, the yield on the Bond Buyer 25 Revenue Bond Index5 rose from 5.17% to 6.34%. This meant that funds



1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a combined federal and state income tax rate of 34.5%, while the taxable-equivalent total return is based on the annualized total return and the 34.5% combined federal and state income tax rate.

2 The performance of NAZ is compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the index do not reflect any expenses.

3 NAZ's total return is compared with the average annualized return of the 19 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

5 The Bond Buyer 25 Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

with longer durations, like NAZ, were more likely to underperform the market, as represented by the unleveraged Lehman Index.

Over the past 12 months, the duration of NAZ lengthened from 7.72, due largely to market action. In addition, proceeds from sold or called bonds were reinvested in issues with longer durations, which benefited the Fund by providing attractive yields and better call protection. The longer duration should help position NAZ to regain net asset value if the bond market recovers and interest rates decline.

WHAT ABOUT THE FUND'S SHARE PRICE PERFORMANCE?
Over the past year, rising interest rates, inflation worries, and constant speculation about the Federal Reserve's next move created a negative environment in the fixed-income markets. In addition, concerns about the impact of the transition to the year 2000 precipitated an early start to 1999's tax-swap season, as investors attempted to offset profits in the equity markets by selling fixed-income investments at a loss. The liquidity concerns engendered by Y2K also prompted some investors to opt for money market funds and other short-term instruments as the best place to park cash over the year end.

All of these factors negatively impacted the market demand for exchange-traded funds, including NAZ. This resulted in a decline in the Fund's share price. Since the prevailing interest rate environment in January 2000 was higher than that of a year earlier, the Fund's NAV also declined, as bond prices fell while interest rates rose. The following chart illustrates NAZ's share price and NAV on a quarterly basis over the past 12 months.


NAZ           01/31/99    04/30/99    07/31/99    10/31/99    01/31/00
              --------   ---------    --------    --------    --------
Share Price   $16 5/16   $17 11/16         $17     $15 3/8     $14 1/8
              --------   ---------    --------    --------    --------
NAV             $15.73      $15.51      $14.90      $14.11      $13.70
              --------   ---------    --------    --------    --------

As a result of these factors, NAZ saw its premium (share price above NAV) narrow slightly. The fact that NAZ continued to trade at a premium in the current market is a function of its long record of steady or increasing dividends.


          Total Return on Share Price            Premium6
          ---------------------------  ---------------------------
          1-Year Ended       Taxable-
               1/31/00    Equivalent1        1/31/99       1/31/00
          ------------    -----------  -------------  ------------
NAZ             -8.64%         -5.84%          3.70%         3.10%
          ------------    -----------  -------------  ------------

WHAT KEY STRATEGIES WERE USED TO MANAGE NAZ DURING THE PERIOD COVERED BY THIS REPORT?
The past 12 months represented a difficult period for fixed-income investments, including leveraged, long-term funds such as NAZ. However, it also provided opportunities to enhance the Fund's structure by extending call protection. Taking advantage of those opportunities was done in addition to managing the Fund toward its primary objective of providing stable tax-free dividends.

During the past year, we took advantage of bonds available in the market to eliminate the 2% of the portfolio that was scheduled to be called during 2000 and 2001, which helped to protect portfolio income. NAZ now offers excellent levels of call protection, with no scheduled calls over the next two years. This should provide additional protection and stability for the Fund's dividend over this period. An example of the type of trade we executed to accomplish this goal involved selling bonds issued by Maricopa County for Kyrene Elementary School District No. 28, which were pre-refunded to July 2002 and provided a 4.45% yield to call. We then purchased bonds issued for Phoenix Children's Hospital, an A2 credit with a call date of 2009 and a 6.28% yield to maturity. This trade enabled us to not only extend call protection and maintain income, but it also allowed us to reestablish the maturity profile of the Fund and help preserve principal, since we were able to sell the Kyrene School bonds above par.

Over the past seven months, enhanced tax efficiency also became an increasing focus, as the rising interest rate environment offered opportunities to benefit the Fund through active trading. Our strategy has been to sell selected bonds that are trading at a loss, realize the capital losses, and then roll the proceeds into bonds with similar structure and quality as well as attractive yields and better call protection. Some of the bonds we sold were due to mature or scheduled to be called within the next few months, while others were bonds that we had purchased earlier in 1999 that were now producing a lower income stream than that recently available in the market. This trading not only gave us realized capital losses with which to offset current and future realized capital gains, thereby protecting shareholders from additional taxes, but also, in most cases, increased the net earnings of the Fund. If current market conditions persist, we will continue to focus on implementing this strategy.

WHAT IS NUVEEN'S OUTLOOK FOR NAZ?
In the months ahead, we will continue to focus on the same strategies that we have emphasized over the past six months, including extending call protection while protecting portfolio distribution income. As credit spreads (or the difference in yield between higher credit quality securities and those of lower credit quality) widen, we will also continue to explore opportunities to purchase lower-rated securities as they become available in the market. As of January 31, 2000, NAZ offered excellent credit quality, with 85% of the Fund's assets invested in bonds rated AAA/U.S. guaranteed and AA. This allows us to assume the incremental risk associated with lower-rated securities and try to take advantage of the higher yields associated with these credits to enhance the dividend-paying capabilities of the Fund. Nuveen Research will continue to play a key role in helping us assess all opportunities. As an experienced investment manager knowledgeable about the unique aspects of the Arizona municipal market, Nuveen continues to focus on selecting the appropriate bonds and implementing the strategies that can add value for our shareholders.



1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a combined federal and state income tax rate of 34.5%, while the taxable-equivalent total return is based on the annualized total return and the 34.5% combined federal and state income tax rate.

6 A fund's premium represents the percentage difference between the fund's share price and its NAV.

Nuveen Arizona Premium Income Municipal Fund, Inc.
Performance Overview
As of January 31, 2000

NAZ



Portfolio Statistics

Inception Date                               11/92
--------------------------------------------------
Share Price                                $14 1/8
--------------------------------------------------
Net Asset Value                             $13.70
--------------------------------------------------
Market Yield                                 5.99%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.68%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.15%
--------------------------------------------------
Fund Net Assets ($000)                     $89,731
--------------------------------------------------
Average Effective Maturity (Years)           16.95
--------------------------------------------------
Leverage-Adjusted Duration                   11.13
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -8.64%        -7.67%
--------------------------------------------------
5-Year                         7.19%         6.30%
--------------------------------------------------
Since Inception                4.69%         5.25%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -5.84%        -4.76%
--------------------------------------------------
5-Year                        10.18%         9.27%
--------------------------------------------------
Since Inception                7.57%         8.13%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                22%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Tax Obligation/Limited                         12%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Tax Obligation/General                          9%
--------------------------------------------------


Bar Chart:

1999-2000 Monthly Tax-Free Dividends3

2/99     0.0705
3/99     0.0705
4/99     0.0705
5/99     0.0705
6/99     0.0705
7/99     0.0705
8/99     0.0705
9/99     0.0705
10/99    0.0705
11/99    0.0705
12/99    0.0705
1/00     0.0705



Line Chart:
Share Price Performance
2/5/99               16.75
                     16.56
                     16.69
                     16.5
                     16.69
                     16.81
                     16.75
                     17.06
                     17.31
                     17.25
                     17.56
                     17.69
                     17.44
                     17.31
                     17.13
                     17.19
                     17.19
                     16.88
                     17.25
                     17.06
                     17.06
                     17.13
                     16.94
                     16.94
                     17
                     16.75
                     16.56
                     16.25
                     16.25
                     16.25
                     15.94
                     15.5
                     15.56
                     15.56
                     15.38
                     15.31
                     15.38
                     15.44
                     15.19
                     15.25
                     15.19
                     14.88
                     14.5
                     14.13
                     13.88
                     13.94
                     13.69
                     13.75
                     14.06
1/31/00              14.125

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders a net ordinary income distribution in December of $0.0131 per share.

Nuveen Michigan Exchange-Traded Funds (NUM) (NMP)

Portfolio Manager's Comments

Portfolio manager Mike Davern discusses the market environment in Michigan, fund performance, and key strategies used to manage the Nuveen Michigan Funds. Mike, who has 17 years of experience as an investment professional, including eight years at Nuveen, assumed portfolio management responsibility for the Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) and the Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) in July 1998.



WHAT FACTORS AFFECTED MICHIGAN'S ECONOMY OVER THE 12 MONTHS ENDED JANUARY 31, 2000?
Michigan's economy continued to be dominated by the auto industry, which still accounts for 11% of the state's employment base, down from more than 20% at its peak. While the auto sector performed well in 1999, the state's heavy dependence on a single industry continued to cause economic concern. However, recent growth in areas such as office furniture production and software development supplied some much-needed diversification. Construction remained the major driver of the state's employment growth, and this industry plus the service sector are expected to provide continued job expansion. As of January 31, 2000, unemployment in the state was 3.2%, which was slightly below the national average of 4%. Canada served as Michigan's largest trading partner, providing a market for about 60% of the state's total exports. During 1999, the state experienced a net population loss, as those moving out of the state outnumbered new residents. While this meant less pressure on the state's infrastructure, it also meant fewer tax revenues. However, the state is scheduled to receive approximately $8.5 billion from the tobacco suit settlement, which should supply the funds needed for a variety of projects.

HOW DID THESE EVENTS IMPACT THE MUNICIPAL MARKET IN MICHIGAN?
In 1999, new municipal issuance in Michigan was down 33% from 1998 levels, compared with a decline of 21% in national supply for the same period. Most of the decline in Michigan supply occurred during the first six months of 1999, as state issuance actually increased slightly in the last half of the year. This increase can be partially attributed to municipalities' efforts to avoid problems with the transition to 2000 by issuing significant amounts of debt in advance of year-end 1999. In addition, the economic growth of the 1990s improved the economies of many municipalities, enabling them to borrow even at the higher rates prevalent during the last six months of 1999. However, the overall decline in supply during 1999 helped to somewhat offset the negative impact that rising interest rates and equity market activity had on the demand for municipal bonds.

HOW WERE THE FUNDS' DIVIDENDS AFFECTED BY THIS ENVIRONMENT?
During the past year, good call protection helped to support the dividends of the Nuveen Michigan Funds and shield their income from erosion. As of January 31, 2000, NUM had provided shareholders with 18 consecutive months of steady dividends. In addition, Nuveen's dividend management strategies and our prudent use of leverage enabled us to increase the dividend of NMP in February 1999. At the end of January 2000, NMP had provided shareholders with steady or increasing dividends for 57 consecutive months. Both of the Nuveen Michigan Funds continued to provide competitive market yields, as shown in the table on page 8.

As leveraged funds, both Michigan Funds issue MuniPreferred shares that pay short-term interest rates to investors seeking short-term liquidity. Short-term municipal rates are usually, but not always, lower than long-term rates. The proceeds from these preferred shares are used to buy additional long-term bonds for the Funds' portfolios. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra net income from the difference between the rate earned on a fund's long-term portfolio and the short-term rate paid to preferred shareholders. While the use of leverage can increase the volatility of a fund's net asset value (NAV), thereby adding higher risk than that associated with non-leveraged funds, the leveraged fund is usually compensated for this additional risk in the form of higher yields.

During the past year, the leverage ratio of NUM fell below the Nuveen guideline of 35%. This led to the issuance of new MuniPreferred shares for the Fund in June 1999. (NMP's leverage ratio remained above Nuveen's 35% guideline over the past 12 months.) Nuveen releveraged the Fund both to restore the original leverage ratio of 35% and to provide the potential for increased incremental tax-free income for common shareholders.

OVERALL, HOW DID THE NUVEEN MICHIGAN FUNDS PERFORM OVER THE PAST YEAR?
For the 12 months ended January 31, 2000, the Nuveen Michigan Funds produced total returns on NAV as shown on page 8.

For comparison purposes, the annual returns for the Funds' benchmark - the Lehman Brothers Municipal Bond Index1 - and the Funds' Lipper Peer Group2 are also presented.

                                                  Lehman
                                 Total Return      Total    Lipper
           Market Yield             on NAV        Return1 Average2
      --------------------  --------------------  ------- --------
                             1-Year                1-Year   1-Year
                 Taxable- Ended Taxable- Ended Ended 1/31/00 Equivalent3 1/31/00 Equivalent3 1/31/00 1/31/00
      -------  -----------  -------  -----------  -------  -------
NUM     6.96%       10.55%   -7.46%       -4.44%   -3.63%  -12.86%
      -------  -----------  -------       ------   ------  -------
NMP     6.79%       10.29%   -9.20%       -6.39%   -3.63%  -12.86%
      -------  -----------  -------       ------   ------  -------

Past performance is not predictive of future results.

For additional information on NUM and NMP, see the Performance Overview for your Fund in this report.


The underperformance of the Funds' total returns on NAV relative to their Lehman benchmark can be attributed largely to the Funds' longer durations4. As of January 31, 2000, the durations of NUM and NMP were 10.10 and 13.89, respectively, compared with the Lehman Brothers Municipal Bond Index's 7.61. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a long duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise (and bond values correspondingly fall), a long duration can make the fund's NAV more vulnerable to price declines. For the 12 months ended January 2000, the yield on the Bond Buyer 25 Revenue Bond Index5 rose from 5.17% to 6.34%. This meant that funds with longer durations, like the Nuveen Michigan Funds, were more likely to underperform the market, as represented by the unleveraged Lehman Index.

Over the past 12 months, the durations of NUM and NMP lengthened from 7.48 and 7.95, respectively, due largely to market action. In addition, proceeds from sold or called bonds were reinvested in issues with longer durations, which benefited the Funds by providing attractive yields and better call protection. The longer durations should help position the Michigan Funds to regain net asset value if the bond market recovers and interest rates decline.

WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
During the past 12 months, rising interest rates, inflation worries, and constant speculation about the Federal Reserve's next move created a negative environment in the fixed-income markets. In addition, concerns about the impact of the transition to the year 2000 precipitated an early start to 1999's tax-swap season, as investors attempted to offset profits in the equity markets by selling fixed-income investments at a loss. The liquidity concerns engendered by Y2K also prompted some investors with cash to opt for money market funds and other short-term instruments as the best place to park cash over the year end.

All of these factors negatively impacted the market demand for exchange-traded funds, including the Nuveen Michigan Funds. This resulted in declines in the Funds' share prices. The following charts illustrate the Nuveen Michigan Funds' share price and NAV on a quarterly basis over the past 12 months.



NUM         01/31/99  04/30/99  07/31/99  10/31/99   01/31/00
            --------  -------- ---------  --------   --------
Share Price $16 7/16  $16 9/16 $16 11/16   $14 3/8   $13 3/16
            --------  -------- ---------  --------   --------
NAV           $16.06    $15.78    $15.20    $14.39     $13.90
            --------  -------- ---------  --------   --------
NMP         01/31/99  04/30/99  07/31/99  10/31/99   01/31/00
            --------  -------- ---------  --------   --------
Share Price  $14 3/4   $15 3/8  $15 1/16   $13 1/4   $12 3/16
            --------  -------- ---------  --------   --------
NAV           $15.58    $15.32    $14.68    $13.85     $13.36
            --------  -------- ---------  --------   --------


Since the prevailing interest rate environment in January 2000 was higher than that of a year earlier, the Funds' NAVs also declined, as bond prices fell while interest rates rose. Consequently, NUM saw its premium (share price above NAV) move to a discount (share price below NAV), while the discount on NMP widened over the past 12 months. With the market prices of these Funds lower than the actual value of the bonds in the Funds' portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of the Nuveen Michigan Funds.


 Total Return on Share Price     Premium/Discount6
   -------------------------     -----------------
     1-Year Ended   Taxable-
          1/31/00 Equivalent3      1/31/99  1/31/00
      ----------- -----------     --------  -------
NUM       -14.32%    -11.37%         2.35%   -5.13%
      ----------- -----------     --------  -------
NMP       -12.35%     -9.39%        -5.33%   -8.78%
      ----------- -----------     --------  -------

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN MICHIGAN FUNDS DURING THE PERIOD COVERED BY THIS REPORT?
The past 12 months represented a difficult period for fixed-income investments, including leveraged, long-term funds such as the Nuveen Michigan Funds. However, it also provided opportunities to enhance the Funds' holdings. Taking advantage of those opportunities was done in addition to managing the Funds toward their primary objective of providing stable tax-free dividends.



1 The performance of NUM and NMP is compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the index do not reflect any expenses.

2 The total returns for the Nuveen Michigan Funds are compared with the average annualized return of the seven funds in the Lipper Michigan Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a combined federal and state income tax rate of 34%, while the taxable-equivalent total return is based on the annualized total return and the 34% combined federal and state income tax rate.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the funds and therefore differs from the duration of the actual portfolio of individual bonds that make up the funds. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

5 The Bond Buyer 25 Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

6 A fund's premium/discount represents the percentage difference between the fund's share price and its NAV.

As interest rates rose over the past seven months, we have taken advantage of credit conditions in both the primary and secondary markets to enhance the Funds' structure. An example of this occurred when the hospital system owned by the Daughters of Charity merged with that of the Sisters of St. Joseph to form Ascension Healthcare. As a result of this merger, the Daughters of Charity bonds held at a substantial discount by both NUM and NMP became pre-refunded at par. This resulted in a gain of five basis points on each of the $1 million in bonds held by NUM and the $2 million in bonds in NMP, providing a boost for the Funds' total returns. Following the merger, we bought bonds issued by the new entity, picking up credit quality as well as additional income in the purchase. We have also looked for opportunities to exploit scarcity in the current market. For example, we added to our position in Detroit Water and Sewage Disposal bonds as they became available in market. Over the past 12 months, we increased our allocation to the water and sewer sector from 4% to 9% in NUM and from 7% to 15% in NMP.

In both Michigan funds, enhanced tax efficiency also became an increasing focus over the past seven months, as the rising interest rate environment offered opportunities to benefit the Funds through active trading. Our strategy has been to sell selected bonds that are trading at a loss, realize the capital losses, and then roll the proceeds into bonds with similar structure and quality as well as attractive yields and better call protection. Some of the bonds we sold were due to mature or scheduled to be called within the next few months, while others were bonds that we had purchased early in 1999 that were now producing a lower income stream than that recently available in the market. This trading not only gave us realized capital losses with which to offset current and future realized capital gains, thereby protecting shareholders from additional taxes, but also, in most cases, increased the net earnings of the Funds. If current market conditions persist, we will continue to focus on implementing this strategy.

In the area of bond calls, we have been actively pursuing opportunities to benefit the Funds by extending call protection. During 2000, both NUM and NMP offer excellent levels of protection, with no scheduled calls for NUM and only 2% in NMP. NMP, which was first offered in December 1992, will have 17% of its portfolio subject to calls in 2001 and 2002.

However, NUM, which was launched in October 1991, is now approaching the normal part of the bond market cycle when the likelihood of bond calls increases. Ten years after the original issue date, issuers typically have their first opportunity to call, or redeem, outstanding bonds. Calls are more likely to occur if current interest rates are more favorable to the issuer than the rates that prevailed when the bonds were first issued. In 2001, 29% of NUM's portfolio is subject to calls. Some of these bonds may be sold out of the portfolio before their call dates with no loss of income. Market conditions over the next 12 months will determine how we handle the remainder. If conditions remain the same, we could have opportunities to reinvest any proceeds in higher yielding bonds. This should help NUM to continue providing competitive levels of dividends for shareholders.

WHAT IS NUVEEN'S OUTLOOK FOR THE MICHIGAN FUNDS?
In the months ahead, if current market conditions persist, our strategies will continue to include efforts to enhance the tax efficiency and dividend-paying capabilities of both Funds. We will also continue to work on extending NUM's call protection and maintaining the current levels of call protection in NMP. As of January 31, 2000, both NUM and NMP offered excellent credit quality, with 91% and 88%, respectively, of the Funds' assets invested in bonds rated AAA/U.S. guaranteed and AA. This enables us to actively pursue opportunities to add lower-rated securities to these portfolios in order to take advantage of widening credit spreads (or the difference in yield between higher credit quality securities and those of lower credit quality) and try to secure higher yields for assuming the incremental risk associated with lower-rated credits. Nuveen Research will continue to play a key role in helping us explore opportunities in all areas of the market that can add value for our shareholders.

Nuveen Michigan Quality Income Municipal Fund, Inc.
Performance Overview
As of January 31, 2000

NUM


Portfolio Statistics
Inception Date                               10/91
--------------------------------------------------
Share Price                               $13 3/16
--------------------------------------------------
Net Asset Value                             $13.90
--------------------------------------------------
Market Yield                                 6.96%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                  10.09%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.55%
--------------------------------------------------
Fund Net Assets ($000)                    $254,023
--------------------------------------------------
Average Effective Maturity (Years)           16.93
--------------------------------------------------
Leverage-Adjusted Duration                   10.10
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -14.32%        -7.46%
--------------------------------------------------
5-Year                         4.46%         5.78%
--------------------------------------------------
Since Inception                4.77%         6.45%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -11.37%        -4.44%
--------------------------------------------------
5-Year                         7.61%         9.00%
--------------------------------------------------
Since Inception                7.93%         9.68%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                28%
--------------------------------------------------
Utilities                                      16%
--------------------------------------------------
Tax Obligation/General                         15%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------


Bar Chart:

1999-2000 Monthly Tax-Free Dividends3
2/99     0.0765
3/99     0.0765
4/99     0.0765
5/99     0.0765
6/99     0.0765
7/99     0.0765
8/99     0.0765
9/99     0.0765
10/99    0.0765
11/99    0.0765
12/99    0.0765
1/00     0.0765


Line Chart:
Share Price Performance
2/5/99               16.81
                     16.88
                     16.75
                     16.75
                     16.75
                     16.5
                     16.69
                     16.75
                     16.63
                     16.56
                     16.5
                     16.56
                     16.94
                     16.75
                     16.75
                     16.94
                     16.94
                     16.38
                     16.44
                     16.38
                     16.56
                     16.63
                     16.75
                     16.69
                     16.69
                     16.56
                     16.38
                     16.38
                     16.5
                     16.25
                     15.75
                     15.31
                     15.31
                     15.25
                     14.69
                     14.31
                     14.38
                     14.38
                     14.06
                     14.13
                     14.06
                     13.75
                     12.81
                     13.06
                     12.69
                     13.06
                     13.06
                     12.81
                     13.13
1/31/00              13.1875


Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains and net ordinary income distributions in December of $0.0799 per share.

Nuveen Michigan Premium Income Municipal Fund, Inc.
Performance Overview
As of January 31, 2000

NMP



Portfolio Statistics

Inception Date                               12/92
--------------------------------------------------
Share Price                               $12 3/16
--------------------------------------------------
Net Asset Value                             $13.36
--------------------------------------------------
Market Yield                                 6.79%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.84%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.29%
--------------------------------------------------
Fund Net Assets ($000)                    $158,845
--------------------------------------------------
Average Effective Maturity (Years)           18.06
--------------------------------------------------
Leverage-Adjusted Duration                   13.89
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -12.35%        -9.20%
--------------------------------------------------
5-Year                         6.35%         6.53%
--------------------------------------------------
Since Inception                2.89%         4.90%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -9.39%        -6.39%
--------------------------------------------------
5-Year                         9.52%         9.46%
--------------------------------------------------
Since Inception                5.90%         7.74%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Utilities                                      18%
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Healthcare                                     18%
--------------------------------------------------
Water and Sewer                                15%
--------------------------------------------------
U.S. Guaranteed                                 8%
--------------------------------------------------


Bar Chart:

1999-2000 Monthly Tax-Free Dividends
2/99     0.069
3/99     0.069
4/99     0.069
5/99     0.069
6/99     0.069
7/99     0.069
8/99     0.069
9/99     0.069
10/99    0.069
11/99    0.069
12/99    0.069
1/00     0.069


Line Chart:
Share Price Performance
2/5/99               15.19
                     15.13
                     15.25
                     15.19
                     15.19
                     15.25
                     15
                     15.38
                     15.25
                     15.19
                     15.31
                     15.38
                     15.56
                     15.19
                     15.13
                     15.19
                     15.38
                     15.06
                     15.19
                     15
                     15.31
                     15.31
                     15.38
                     15.19
                     15.06
                     15
                     14.63
                     14.44
                     14.44
                     14.31
                     14.13
                     14.06
                     14.13
                     14
                     13.63
                     13.31
                     13.25
                     13.63
                     13.31
                     13.13
                     12.75
                     12.88
                     12.06
                     12.13
                     11.94
                     12.13
                     12.06
                     11.69
                     12.19
1/31/00              12.1875

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
Portfolio Manager's Comments
Portfolio manager Tom Futrell discusses the Ohio economy, recent fund performance, and the outlook for the Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO). A 16-year veteran of Nuveen, Tom has managed NUO since July 1998.

WHAT FACTORS AFFECTED OHIO'S ECONOMY DURING THE 12 MONTHS ENDED JANUARY 31,
2000?
As a state characterized by a highly diversified industrial base, Ohio saw its economy benefit from strengthening manufacturing activity as well as expansion in the services and construction sectors over the past 12 months. Production of electronics, steel, rubber, and fabricated metal products surged in response to new domestic orders, and the recovery of world markets from the global economic crisis of 1997-1998 holds strong upside potential for exports by the state's manufacturers. However, the net migration of Ohio residents - largely to Florida and the neighboring states of Michigan, Kentucky, and Indiana - produced a tight labor market and constrained the pace of business expansion. As of January 31, 2000, Ohio's unemployment rate was 4%, which equaled the national average. Many of the state's higher-paying manufacturing jobs have been replaced by lower-paying, less skilled jobs in the services and retail trade sectors. These jobs are concentrated mainly in back-office operations, call centers, and distribution and warehousing activities. In 1999, these sectors accounted for more than 80% of the state's new jobs. As a result, both Ohio's per capita and median household incomes lagged national averages. In an effort to attract and retain more qualified workers, the state has now launched a job training and high-tech occupational standards program for schools and businesses.

HOW DID THESE EVENTS IMPACT MUNICIPAL SUPPLY AND DEMAND IN OHIO?
For 1999, Ohio's new municipal issuance was down 19% from 1998 levels, in line with the 21% decline in new supply nationwide. The last half of 1999, however, saw a surge in Ohio issuance, which increased 23% over that of the first six months of the year. This can largely be attributed to efforts by state and local governments to avoid potential Y2K problems by issuing significant amounts of debt in advance of the transition to the year 2000. The overall decline in supply during 1999 helped to offset some of the effects of rising interest rates and equity market activity, both of which impacted the demand for municipal bonds. Ohio's status as a specialty state - with its combination of high marginal income tax rates and the double-exemption of its municipal bonds from federal and state taxes - also helped to support demand for Ohio municipal paper, which benefited residents with substantial taxable-equivalent yields.

HOW WAS THE FUND'S DIVIDEND AFFECTED BY THIS ENVIRONMENT?
Supported by good call protection, Nuveen's dividend management strategies, and our prudent use of leverage, NUO continued its exceptional record of paying stable, attractive dividends. As of January 2000, NUO had provided shareholders with steady or increasing dividends for 97 consecutive months. On January 31, 2000, the market yield for NUO was 6.32%, equivalent to a taxable yield of 9.88%1.

NUO is a leveraged fund, which means that it issues MuniPreferred shares that pay short-term interest rates to investors seeking short-term liquidity. The proceeds from these preferred shares are used to buy additional long-term bonds for the Fund's portfolio. Since short-term municipal rates usually, but not always, remain below long-term rates, common shareholders can potentially earn extra net income from the difference between the rate earned on a fund's long-term portfolio and the short-term rate paid to preferred shareholders. While the use of leverage can increase the volatility of a fund's net asset value (NAV), thereby adding higher risk than that associated with non-leveraged funds, the leveraged fund is usually compensated for this additional risk in the form of higher yields.

OVERALL, HOW DID NUO PERFORM OVER THE PAST YEAR?
NUO's annual total return on NAV, as well as the returns for the Fund's benchmark - the Lehman Brothers Municipal Bond Index2 - and the Fund's Lipper Peer Group3 for the 12 months ended January 31, 2000, are presented in the table on page 13. In recognition of its risk-adjusted performance, NUO was awarded a Morningstar4 rating of 4 stars, representing the Fund's overall rating among 193 closed-end municipal bond funds, as of January 31, 2000.


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a combined federal and state income tax rate of 36%, while the taxable-equivalent total return is based on the annualized total return and the combined 36% federal and state income tax rate.

2 NUO's performance is compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the index do not reflect any expenses.

3 The total return for NUO is compared with the average annualized return of the 19 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

4 Morningstar proprietary ratings reflect historical risk-adjusted performance as of January 31, 2000. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. NUO received 4 stars for the three- and five-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The fund was rated among 193 close-end municipal bond funds for the three-year and five-year periods.

                                         Lehman          Lipper
        Total Return on NAV       Total Return2        Average3
    ---------------------------   -------------    ------------
    1-Year Ended      Taxable-     1-Year Ended    1-Year Ended
         1/31/00    Equivalent1         1/31/00         1/31/00
    ------------    -----------   -------------    ------------
NUO       -5.76%         -2.40%          -3.63%         -10.64%
    ------------    -----------   -------------    ------------

Past performance is not predictive of future results.
For additional information on NUO, see the individual Performance Overview in this report.


The underperformance of the Fund's total return on NAV relative to its Lehman benchmark can be attributed largely to the Fund's longer duration5. As of January 31, 2000, NUO's duration was 9.89, compared with the Lehman Brothers Municipal Bond Index's 7.61. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a long duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise (and bond values correspondingly fall), a long duration can make the fund's NAV more vulnerable to price declines.

For the 12 months ended January 31, 2000, the yield on the Bond Buyer 25 Revenue Bond Index6 rose from 5.17% to 6.34%. This meant that funds with longer durations, like NUO, were more likely to underperform the market, as represented by the unleveraged Lehman Brothers Municipal Bond Index. Over the past 12 months, NUO's duration lengthened from 6.91, due largely to market action and the replacement of sold or called bonds with issues having longer durations. This strategy benefited the Fund by providing both attractive yields and better call protection. The Fund's longer duration should also help position NUO to regain net asset value if the bond market recovers and interest rates decline.

NUO benefited from its overall structure and increased allocation to the housing sector. Over the past six months, we raised our allocation to multifamily housing bonds from 8% to 13% of the portfolio, and the performance of higher coupon housing bonds during this period helped the Fund's total return. On the other hand, the poor showing by the healthcare sector, which underperformed other sectors of the bond market over the past 12 months, had a negative impact on total return. Over the past year, we systematically took advantage of opportunities in the Ohio market to reduce NUO's healthcare exposure from 11% to 9%.

WHAT ABOUT THE FUND'S SHARE PRICE PERFORMANCE?
Over the past year, concerns about rising interest rates, inflation, and the Federal Reserve's monetary policies created a negative environment in the fixed-income markets. In addition, worries about the transition to the year 2000 precipitated an early start to the 1999 tax-swap season, as investors attempted to offset profits in the equity markets by selling fixed-income investments at a loss. The liquidity concerns engendered by Y2K also prompted some investors to opt for money market funds and other short-term instruments during the transition to the new millennium. All of these factors negatively impacted the market demand for exchange-traded funds, including NUO. This resulted in a decline in the Fund's share price. The following chart illustrates NUO's share price and NAV on a quarterly basis over the past 12 months.


NUO           01/31/99   04/30/99   07/31/99   10/31/99   01/31/00
              --------   --------   --------   --------   --------
Share Price   $18 3/16    $18 5/8        $18    $15 5/8   $15 9/16
              --------   --------   --------   --------   --------
NAV             $16.95     $16.73     $16.13     $15.40     $15.02
              --------   --------   --------   --------   --------

Since interest rates were generally higher in January 2000 than a year earlier, the Fund's NAV also declined, as bond prices fell while interest rates rose. Consequently, NUO saw its premium (share price above NAV) narrow over the past 12 months. The fact that the Fund continues to trade at premium despite the negative fixed-income environment is a testament to the exceptional stability of its dividend record.


      Total Return on Share Price          Premium7
      ---------------------------     ------------------
      1-Year Ended       Taxable-
           1/31/00    Equivalent1      1/31/99   1/31/00
      ------------    -----------     --------  --------
NUO         -9.34%         -6.22%        7.30%     3.61%
      ------------    -----------     --------  --------

WHAT KEY STRATEGIES WERE USED TO MANAGE NUO DURING THE PERIOD COVERED BY THIS REPORT?
Over the past 12 months, fixed-income investments, especially long-term, leveraged funds such as NUO, faced a difficult market. As we focused on achieving the Fund's primary objective of providing a stable tax-free dividend, we also tried to take advantage of the recent market by implementing strategies designed to improve NUO's structure, enhance the Fund's tax efficiency, and strengthen its long-term dividend-paying capabilities.


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a combined federal and state income tax rate of 36%, while the taxable-equivalent total return is based on the annualized total return and the combined 36% federal and state income tax rate.

2 NUO's performance is compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the index do not reflect any expenses.

3 The total return for NUO is compared with the average annualized return of the 19 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

5 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the funds and therefore differs from the duration of the actual portfolio of individual bonds that make up the funds. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

6 The Bond Buyer 25 Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

7 A fund's premium represents the percentage difference between the fund's share price and its NAV.

Since interest rates started to rise in June 1999, we have found several opportunities to add bonds with higher yields and better call protection. The purchase of these bonds was funded by proceeds from called bonds, the sale of bonds with shorter call protection, and pre-refunded bonds that we sold in an effort to enhance the Fund's total return prospects. As mentioned earlier, most of the major purchases we made over the past six months have been in the housing sector, both single family and multifamily issues. We focused on this sector because of the incremental yield advantage offered by these bonds as well as the high credit quality of the issuers in this sector at the time. This includes the Ohio Housing Finance Agency, which we regard as one of the best-run agencies in the country.

NUO currently provides good levels of call protection, with less than 1% of its portfolio subject to calls in 2000 and 11% in 2001, an amount we regard as very manageable. This should provide additional protection and stability for the Fund's dividend-paying capabilities over this period. To reduce the effect of any calls, we continuously work on strategies designed to enhance call protection. Given the current level of bond yields, we have been evaluating suitable replacements for older bonds, focusing on undervalued bonds that have the potential to support the Fund's dividend and enhance portfolio structure. When we find large blocks of such bonds in the marketplace, we consider replacing the bonds that are most likely to be called away. This strategy should enable the Fund to continue providing competitive levels of dividends for shareholders.

Enhanced tax efficiency has also been a focus for us over the past seven months. This involved selling selected bonds that were trading at a loss, realizing the capital losses, and then rolling the proceeds into bonds with similar characteristics, but offering attractive yields and better call protection. This trading not only gave us realized capital losses with which to offset current and future capital gains, thereby protecting shareholders from additional taxes, but also, in most cases, increased the net earnings of the Fund. If current market conditions persist, we will continue to focus on implementing this strategy.

Overall, NUO offered excellent credit quality, with 86% of the Fund's assets invested in bonds rated AAA/U.S. guaranteed and AA at the end of January 2000. The Fund also had an allocation of 10% in BBB/non-rated bonds, which generally provided enhanced levels of yield as credit spreads (or the difference in yield between higher rated bonds and those with lower credit quality ratings) widened in recent months.

WHAT IS NUVEEN'S OUTLOOK FOR NUO?
If the conditions of the past 12 months continue, we will also try to take advantage of higher yields in the municipal market to further enhance the structure of our portfolio holdings and the dividend-paying capabilities of the Fund. This will include investigating new issues in the lower-rated credit categories to determine if they can provide substantial incremental yield, especially if credit spreads continue to widen. We will continue to rely on Nuveen Research to help us explore opportunities in all areas of the market. Our research capabilities and our ability to implement strategies such as these demonstrate the value that can be added by the experience and active management approach of an investment manager such as Nuveen.

Nuveen Ohio Quality Income Municipal Fund, Inc.
Performance Overview
As of January 31, 2000

NUO


Portfolio Statistics
Inception Date                               10/91
--------------------------------------------------
Share Price                               $15 9/16
--------------------------------------------------
Net Asset Value                             $15.02
--------------------------------------------------
Market Yield                                 6.32%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.16%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.88%
--------------------------------------------------
Fund Net Assets ($000)                    $218,869
--------------------------------------------------
Average Effective Maturity (Years)           14.97
--------------------------------------------------
Leverage-Adjusted Duration                    9.89
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -9.34%        -5.76%
--------------------------------------------------
5-Year                         7.62%         6.80%
--------------------------------------------------
Since Inception                6.49%         7.09%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -6.22%        -2.40%
--------------------------------------------------
5-Year                        10.95%        10.27%
--------------------------------------------------
Since Inception                9.82%        10.55%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                26%
--------------------------------------------------
Tax Obligation/General                         14%
--------------------------------------------------
Housing/Multifamily                            13%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------
Education and Civic Organizations               8%
--------------------------------------------------



Bar Chart:
1999-2000 Monthly Tax-Free Dividends
2/99     0.082
3/99     0.082
4/99     0.082
5/99     0.082
6/99     0.082
7/99     0.082
8/99     0.082
9/99     0.082
10/99    0.082
11/99    0.082
12/99    0.082
1/00     0.082

Line Chart:
Share Price Performance
2/5/99               18.5
                     18.5
                     18.69
                     18.63
                     19
                     18.69
                     18.63
                     18.56
                     18.69
                     18.56
                     18.56
                     18.63
                     18.5
                     18.25
                     17.5
                     17.44
                     17.44
                     17.5
                     17.5
                     17.31
                     17.69
                     17.81
                     17.81
                     18
                     18
                     17.75
                     17.25
                     17.25
                     17.44
                     17.06
                     16.81
                     16.56
                     16.38
                     16.19
                     15.94
                     15.63
                     15.63
                     15.75
                     15.94
                     15.88
                     15.69
                     15.5
                     15.44
                     15.31
                     15.13
                     15.5
                     15.38
                     15.44
                     15.5
1/31/00              15.5625

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 36%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Texas Quality Income Municipal Fund (NTX)

Portfolio Manager's Comments

Portfolio manager Mike Davern discusses the Texas economy and municipal market, fund performance, and the outlook for the Nuveen Texas Quality Income Municipal Fund (NTX). Mike has 17 years of experience as an investment professional, including eight years at Nuveen, and has managed NTX since July 1998.


WHAT FACTORS AFFECTED TEXAS'S ECONOMY OVER THE 12 MONTHS ENDED JANUARY 31, 2000? Over the past 12 months, Texas continued to diversify its economy away from the oil-related dominance of previous years, most notably through its expansion into high-tech manufacturing. The state's proximity to Mexico and Latin America also provided a boost for the Texas economy, especially as those markets began to recover from the global financial crisis of 1997-1998. This recovery boded well for the state's export industry, as Mexico is the state's largest trading partner, accounting for 42% of the Texas export market. As of January 31, 2000, unemployment in the state was 4.3%, which was above the national average of 4%. The state's population continued to grow in 1999, largely as the result of migration from California, Florida, and Louisiana, drawn by Texas's strong job climate and, in the case of Californians, lower cost of living. The negative side of this rapid population expansion was the strain placed on the state's housing supply and infrastructure. While construction is a leading source of employment growth in Texas, the state must carefully balance the demand for more commercial and industrial space with the potential for over-development.

HOW DID THESE EVENTS IMPACT THE MUNICIPAL MARKET IN TEXAS?
In 1999, new municipal issuance in Texas countered the trend toward lower supply seen nationally and in most individual states, declining just 2.6% from 1998 levels. This compared with a 21% drop in national supply for the same period. The decline in Texas supply occurred largely in the first six months of 1999, as state issuance actually increased 15% in the last half of the year. Some of this increase can be attributed to municipalities' efforts to avoid problems with the transition to 2000 by issuing significant amounts of debt in advance of year-end 1999. In addition, the economic growth of the 1990s improved the economies of many municipalities, enabling them to borrow even at the higher rates prevalent during the last half of 1999. Overall, demand could not keep pace with the supply of municipal bonds in Texas. This, in turn, had a negative impact on the prices of bonds issued by Texas municipalities.

HOW WAS THE FUND'S DIVIDEND AFFECTED BY THIS ENVIRONMENT?
Good call protection helped to support the dividend of NTX and shield the income of this Fund from erosion. In addition, Nuveen's dividend management strategies and our prudent use of leverage enabled us to increase NTX's dividend in May 1999. As of January 2000, the Fund had provided shareholders with steady or increasing dividends for 21 consecutive months. On January 31, 2000, the market yield for NTX was 7.48%, equivalent to a taxable yield of 10.84%1.

As a leveraged fund, NTX issues MuniPreferred shares that pay short-term interest rates to investors seeking short-term liquidity. Short-term municipal rates are usually, but not always, lower than long-term rates. The proceeds from these preferred shares are used to buy additional long-term bonds for the Fund's portfolio. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra net income from the difference between the rate earned on a fund's long-term portfolio and the short-term rate paid to preferred shareholders. While the use of leverage can increase the volatility of a fund's net asset value (NAV), thereby adding higher risk than that associated with non-leveraged funds, the leveraged fund is usually compensated for this additional risk in the form of higher yields.

OVERALL, HOW DID NTX PERFORM OVER THE PAST YEAR?
NTX's total return on NAV for the 12 months ended January 31, 2000, is shown in the accompanying table, along with the annual returns for the Fund's benchmark - the Lehman Brothers Municipal Bond Index2 - and the Fund's Lipper Peer Group3.

                                         Lehman         Lipper
           Total Return on NAV     Total Return2       Average3
     ---------------------------- -----------------------------
       1-Year Ended      Taxable-   1-Year Ended   1-Year Ended
            1/31/00   Equivalent1        1/31/00        1/31/00
     --------------   ----------- --------------   ------------
NTX          -8.88%        -6.27%         -3.63%         -10.64
     --------------   ----------- --------------   ------------

Past performance is not predictive of future results.
For additional information, see the Performance Overview for NTX in this report.

The underperformance of the Fund's total return on NAV relative to its Lehman benchmark can be attributed largely to the Fund's longer duration4. As of January 31, 2000, the duration of NTX was 11.70, compared with the Lehman Brothers Municipal Bond Index's 7.61. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a long duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise (and bond values correspondingly fall), a long duration can make the fund's NAV more vulnerable to price declines. For the 12 months ended January 31, 2000, the yield on the Bond Buyer 25


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fundcurrent market yield and a federal income tax rate of 31%, while the taxable-equivalent total return is based on the annualized total return and the 31% federal income tax rate.

2 The performance of NTX is compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the index do not reflect any expenses.

3 NTX's total return is compared with the average annualized return of the 19 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

Revenue Bond Index5 rose from 5.17% to 6.34%. This meant that funds with longer durations, like NTX, were more likely to underperform the market, as represented by the unleveraged Lehman Index.

Over the past 12 months, the duration of NTX lengthened from 8.46, due largely to market action. In addition, proceeds from sold or called bonds were reinvested in issues with longer durations, which benefited the Fund by providing attractive yields and better call protection. The longer duration should help position NTX to regain net asset value if the bond market recovers and interest rates decline.

WHAT ABOUT THE FUND'S SHARE PRICE PERFORMANCE?
During the past 12 months, rising interest rates, inflation worries, and constant speculation about the Federal Reserve's next move created a negative environment in the fixed-income markets. In addition, concerns about the impact of the transition to the year 2000 precipitated an early start to 1999's tax-swap season, as investors attempted to offset profits in the equity markets by selling fixed-income investments at a loss. The liquidity concerns engendered by Y2K also prompted some investors with cash to opt for money market funds and other short-term instruments as the best place to park cash over the year end.

All of these factors negatively impacted the market demand for exchange-traded funds, including NTX. This resulted in a decline in the Fund's share price. The following chart illustrates NTX's share price and NAV on a quarterly basis over the past 12 months.

NTX             01/31/99   04/30/99   07/31/99  10/31/99  01/31/00
               ---------   --------   --------  --------  --------
Share Price    $15 11/16    $15 1/2   $15 3/16   $13 1/4  $12 3/16
               ---------   --------   --------  --------  --------
NAV               $16.03     $15.79     $15.13    $14.20    $13.65
               ---------   --------   --------  --------  --------

Since the prevailing interest rate environment in January 2000 was higher than that of a year earlier, the Fund's NAV also declined, as bond prices fell while interest rates rose. The supply/demand imbalance in Texas also hurt the prices of bonds held by the Fund. As a result of these factors, NTX saw its discount (share price below NAV) widen. With the market price of this Fund lower than the actual value of the bonds in the Fund's portfolio, shareholders may want to consider taking advantage of this opportunity to add to their holdings of NTX.



      Total Return on Share Price          Discount6
     ----------------------------   ----------------------
       1-Year Ended      Taxable-
            1/31/00   Equivalent1     1/31/99      1/31/00
     --------------   -----------   ---------  -----------
NTX         -16.57%       -13.89%      -2.14%      -10.71%
     --------------   -----------   ---------  -----------

WHAT KEY STRATEGIES WERE USED TO MANAGE NTX DURING THE PERIOD COVERED BY THIS REPORT?
The past 12 months represented a difficult period for fixed-income investments, including leveraged, long-term funds such as NTX. However, it also provided opportunities to enhance the Fund's structure and tax efficiency. These strategies, of course, were in addition to managing the Fund toward its primary objective of providing stable tax-free dividends.

As interest rates rose over the past seven months, the municipal market began to offer bonds with substantially higher yields than those seen a year ago. We took advantage of opportunities in both the primary and secondary markets to secure these higher-yielding bonds for NTX, including several purchases of BBB rated bonds issued by Dallas-Ft. Worth International Airport for American Airlines at a blended yield of 6.7%.

In the area of bond calls, NTX has 16% of its portfolio scheduled to be called in 2000 and 2001. If any of these bonds are called from our portfolio, we will reinvest the proceeds in the best structured bonds available in the market at the time the redemption is made. This should help the Fund continue to provide competitive levels of dividends for shareholders. As mentioned earlier, we have been active buyers in the current market as we try to take advantage of the higher interest rate environment. These recent purchases should also benefit the Fund by extending call protection.

Over the past seven months, enhanced tax efficiency also became an increasing focus, as the rising interest rate environment offered opportunities to benefit the Fund through active trading. Our strategy has been to sell selected bonds that are trading at a loss, realize the capital losses, and then roll the proceeds into bonds with similar structure and quality as well as attractive yields and better call protection. This trading not only gave us realized capital losses with which to offset current and future realized capital gains, thereby protecting shareholders from additional taxes, but also - in most cases
- increased the net earnings of the Fund. If current market conditions persist, we will continue to focus on implementing this strategy.

NTX offered excellent credit quality, with 72% of the Fund's assets invested in bonds rated AAA/U.S. guaranteed and AA at the end of January 2000. Over the past year, we took advantage of widening credit spreads (or the difference in yield between higher credit quality securities and those of lower credit quality) to reduce our allocations of AAA and AA bonds and increase our exposure to BBB bonds from 11% to 19%. As credit spreads widened, we were rewarded with higher yields for assuming the incremental risk associated with these lower-rated securities.

WHAT IS NUVEEN'S OUTLOOK FOR NTX?
In the months ahead, we will try to take advantage of the higher yields currently available in the municipal market to enhance our portfolio holdings and the dividend-paying capabilities of the Fund. If current market conditions persist, our strategies will continue to include efforts to enhance NTX's tax efficiency and extend call protection. Nuveen Research will continue to play a key role in helping us explore opportunities in all areas of the market. As an experienced investment manager knowledgeable about the unique aspects of the Texas municipal market, Nuveen will continue to focus on selecting the appropriate bonds and implementing the strategies that can add value for our shareholders.

1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fundcurrent market yield and a federal income tax rate of 31%, while the taxable-equivalent total return is based on the annualized total return and the 31% federal income tax rate.

5 The Bond Buyer 25 Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

6 A fund's discount represents the percentage difference between the fund's share price and its NAV.

Nuveen Texas Quality Income Municipal Fund
Performance Overview
As of January 31, 2000

NTX



Portfolio Statistics

Inception Date                               10/91
--------------------------------------------------
Share Price                               $12 3/16
--------------------------------------------------
Net Asset Value                             $13.65
--------------------------------------------------
Market Yield                                 7.48%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                  10.84%
--------------------------------------------------
Fund Net Assets ($000)                    $197,874
--------------------------------------------------
Average Effective Maturity (Years)           18.82
--------------------------------------------------
Leverage-Adjusted Duration                   11.70
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -16.57%        -8.88%
--------------------------------------------------
5-Year                         4.36%         5.70%
--------------------------------------------------
Since Inception                4.02%         6.19%
--------------------------------------------------

Taxable-Equivalent Total Return1
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -13.89%        -6.27%
--------------------------------------------------
5-Year                         7.23%         8.49%
--------------------------------------------------
Since Inception                6.87%         9.02%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                20%
--------------------------------------------------
Transportation                                 14%
--------------------------------------------------
Tax Obligation/General                         13%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Education and Civic Organizations               8%
--------------------------------------------------


Bar Chart:
1999-2000 Monthly Tax-Free Dividends2
2/99     0.075
3/99     0.075
4/99     0.075
5/99     0.076
6/99     0.076
7/99     0.076
8/99     0.076
9/99     0.076
10/99    0.076
11/99    0.076
12/99    0.076
1/00     0.076


Line Chart:
Share Price Performance
2/5/99               15.88
                     15.94
                     16.06
                     16.06
                     16.06
                     16.06
                     15.88
                     15.81
                     15.81
                     15.38
                     15.5
                     15.5
                     15.69
                     15.44
                     15.25
                     15.38
                     15.38
                     15.25
                     15.5
                     15.13
                     15.38
                     15.5
                     15.44
                     15.31
                     15.19
                     15.13
                     14.69
                     14.75
                     14.75
                     14.63
                     14.38
                     14.13
                     14.13
                     14.13
                     13.88
                     13.31
                     13.25
                     13.56
                     13.31
                     12.94
                     12.63
                     12.5
                     11.75
                     11.88
                     11.94
                     12.25
                     11.94
                     12.13
                     12.25
1/31/00              12.1875

Weekly Closing Price
Past performance is not predictive of future results.

1 A taxable-equivalent represents the yield or return on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. Taxable equivalent yield is based on current market yield and a federal income tax rate of 31%. Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%.

2 The Fund also paid shareholders capital gains distributions in December of $0.0927 per share.

Shareholder Meeting Report


The annual shareholder meeting was held in Chicago, Illinois on October 13, 1999.

                                                                               NAZ                             NUM
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                                                  Preferred                  Preferred     Preferred
                                                                       Common        Shares        Common       Shares        Shares
                                                                       Shares     Series-TH        Shares    Series-TH      Series-F
------------------------------------------------------------------------------------------------------------------------------------

Robert P. Bremner
   For                                                              3,911,913         1,012    10,093,139        3,097           524
   Withhold                                                            36,214             3       175,181            6            --
------------------------------------------------------------------------------------------------------------------------------------
    Total                                                           3,948,127         1,015    10,268,320        3,103           524
====================================================================================================================================
Lawrence H. Brown
   For                                                              3,911,913         1,012    10,093,499        3,097           524
   Withhold                                                            36,214             3       174,821            6            --
------------------------------------------------------------------------------------------------------------------------------------
    Total                                                           3,948,127         1,015    10,268,320        3,103           524
====================================================================================================================================
Anne E. Impellizzeri
   For                                                              3,910,913         1,012    10,091,799        3,097           524
   Withhold                                                            37,214             3       176,521            6            --
------------------------------------------------------------------------------------------------------------------------------------
    Total                                                           3,948,127         1,015    10,268,320        3,103           524
====================================================================================================================================
Peter R. Sawers
   For                                                              3,911,913         1,012    10,093,514        3,097           524
   Withhold                                                            36,214             3       174,806            6            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                            3,948,127         1,015    10,268,320        3,103           524
====================================================================================================================================
Judith M. Stockdale
   For                                                              3,896,513         1,012    10,091,961        3,097           524
   Withhold                                                            51,614             3       176,359            6            --
------------------------------------------------------------------------------------------------------------------------------------
    Total                                                           3,948,127         1,015    10,268,320        3,103           524
====================================================================================================================================
William J. Schneider
   For                                                                     --         1,012            --        3,097           524
   Withhold                                                                --             3            --            6            --
------------------------------------------------------------------------------------------------------------------------------------
    Total                                                                  --         1,015            --        3,103           524
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                     --         1,012            --        3,097           524
   Withhold                                                                --             3            --            6            --
------------------------------------------------------------------------------------------------------------------------------------
    Total                                                                  --         1,015            --        3,103           524
====================================================================================================================================
Ratification of auditors was reached as follows:
   For                                                              3,894,390         1,014    10,097,304        3,096           524
   Against                                                             17,605             1        42,874            3            --
   Abstain                                                             36,132            --       128,142            4            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                            3,948,127         1,015    10,268,320        3,103           524
====================================================================================================================================

Shareholder Meeting Report (continued)

                                                                                                               NMP
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:

                                                                                                             Preferred     Preferred
                                                                                                   Common       Shares        Shares
                                                                                                   Shares     Series-M     Series-TH
------------------------------------------------------------------------------------------------------------------------------------
 Robert P. Bremner
   For                                                                                          6,755,366          815         1,345
   Withhold                                                                                        99,205            3            10
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        6,854,571          818         1,355
====================================================================================================================================
 Lawrence H. Brown
   For                                                                                          6,748,046          815         1,345
   Withhold                                                                                       106,525            3            10
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        6,854,571          818         1,355
====================================================================================================================================
 Anne E. Impellizzeri
   For                                                                                          6,747,446          815         1,345
   Withhold                                                                                       107,125            3            10
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        6,854,571          818         1,355
====================================================================================================================================
 Peter R. Sawers
   For                                                                                          6,751,646          815         1,345
   Withhold                                                                                       102,925            3            10
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        6,854,571          818         1,355
====================================================================================================================================
 Judith M. Stockdale
   For                                                                                          6,742,466          815         1,345
   Withhold                                                                                       112,105            3            10
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        6,854,571          818         1,355
====================================================================================================================================
 William J. Schneider
   For                                                                                                 --          815         1,345
   Withhold                                                                                            --            3            10
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                               --          818         1,355
====================================================================================================================================
 Timothy R. Schwertfeger
   For                                                                                                 --          815         1,345
   Withhold                                                                                            --            3            10
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                               --          818         1,355
====================================================================================================================================
 Ratification of auditors was reached as follows:
   For                                                                                          6,748,883          817         1,349
   Against                                                                                         29,691            1             6
   Abstain                                                                                         75,997           --            --
------------------------------------------------------------------------------------------------------------------------------------
    Total                                                                                       6,854,571          818         1,355
====================================================================================================================================

                                                                                                           NUO
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                                                                Preferred    Preferred     Preferred
                                                                                     Common        Shares       Shares        Shares
                                                                                     Shares      Series-M    Series-TH    Series-TH2
------------------------------------------------------------------------------------------------------------------------------------
 Robert P. Bremner
   For                                                                            8,242,055           669        1,357           987
   Withhold                                                                          90,845            --           --             2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                          8,332,900           669        1,357           989
====================================================================================================================================
 Lawrence H. Brown
   For                                                                            8,242,096           669        1,357           987
   Withhold                                                                          90,804            --           --             2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                          8,332,900           669        1,357           989
====================================================================================================================================
 Anne E. Impellizzeri
   For                                                                            8,233,258           669        1,357           987
   Withhold                                                                          99,642            --           --             2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                          8,332,900           669        1,357           989
====================================================================================================================================
 Peter R. Sawers
   For                                                                            8,242,655           669        1,357           987
   Withhold                                                                          90,245            --           --             2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                          8,332,900           669        1,357           989
====================================================================================================================================
 Judith M. Stockdale
   For                                                                            8,232,898           669        1,357           987
   Withhold                                                                         100,002            --           --             2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                          8,332,900           669        1,357           989
====================================================================================================================================
 William J. Schneider
   For                                                                                   --           669        1,357           987
   Withhold                                                                              --            --           --             2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 --           669        1,357           989
====================================================================================================================================
 Timothy R. Schwertfeger
   For                                                                                   --           669        1,357           987
   Withhold                                                                              --            --           --             2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 --           669        1,357           989
====================================================================================================================================
 Ratification of auditors was reached as follows:
   For                                                                            8,207,502           664        1,355           989
   Against                                                                           44,138            --           --            --
   Abstain                                                                           81,260             5            2            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                          8,332,900           669        1,357           989
====================================================================================================================================

Shareholder Meeting Report (continued)

                                                                                                               NTX
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Trustees was reached as follows:

                                                                                                             Preferred     Preferred
                                                                                                   Common       Shares        Shares
                                                                                                   Shares     Series-M     Series-TH
------------------------------------------------------------------------------------------------------------------------------------
 Robert P. Bremner
   For                                                                                          8,340,969          706         1,678
   Withhold                                                                                        82,179           --             4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        8,423,148          706         1,682
====================================================================================================================================
 Lawrence H. Brown
   For                                                                                          8,340,219          706         1,678
   Withhold                                                                                        82,929           --             4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        8,423,148          706         1,682
====================================================================================================================================
 Anne E. Impellizzeri
   For                                                                                          8,337,588          706         1,678
   Withhold                                                                                        85,560           --             4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        8,423,148          706         1,682
====================================================================================================================================
 Peter R. Sawers
   For                                                                                          8,340,980          706         1,678
   Withhold                                                                                        82,168           --             4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        8,423,148          706         1,682
====================================================================================================================================
 Judith M. Stockdale
   For                                                                                          8,339,427          706         1,678
   Withhold                                                                                        83,721           --             4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        8,423,148          706         1,682
====================================================================================================================================
 William J. Schneider
   For                                                                                                 --          706         1,678
   Withhold                                                                                            --           --             4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                               --          706         1,682
====================================================================================================================================
 Timothy R. Schwertfeger
   For                                                                                                 --          706         1,678
   Withhold                                                                                            --           --             4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                               --          706         1,682
====================================================================================================================================
 Ratification of auditors was reached as follows:
   For                                                                                          8,299,771          706         1,682
   Against                                                                                         50,376           --            --
   Abstain                                                                                         73,001           --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        8,423,148          706         1,682
====================================================================================================================================

                            Portfolio of Investments (Unaudited)
                            NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)
                            January 31, 2000
   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 4.2%

$       5,000   The Industrial Development Authority of the County of Gila,            1/08 at 102             B+         $3,781,700
                 Arizona, Environmental Revenue Refunding Bonds (ASARCO
                 Incorporated Project), Series 1998, 5.550%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 3.3%

        1,750   Student Loan Acquisition Authority of Arizona, Student Loan Revenue    5/04 at 102             Aa          1,826,510
                 Bonds, Subordinated Fixed Rate Bonds, Series 1994B,
                 6.600%, 5/01/10 (Alternative Minimum Tax)

          100   University of Arizona Telecommunications System, Certificates of       7/02 at 102             A+            104,969
                 Participation, Series 1991, 6.500%, 7/15/12

        1,000   Arizona Board of Regents, University of Arizona, System Revenue        6/02 at 102             AA          1,041,120
                 Refunding Bonds, Series 1992, 6.250%, 6/01/11


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 14.0%

        1,000   Arizona Health Facilities Authority, Hospital Revenue Bonds           11/09 at 100             A2            927,130
                 (Phoenix Children's Hospital), Series 1999A, 6.125%, 11/15/22

        2,000   Arizona Health Facilities Authority, Revenue Bonds (Catholic           7/10 at 101           BBB+          1,915,660
                 Healthcare West), Series 1999A, 6.625%, 7/01/20

        1,500   The Industrial Development Authority of the County of Maricopa,        7/02 at 102            AAA          1,505,415
                 Arizona, Insured Health Facility Revenue Bonds (Catholic
                 Healthcare West), Series 1992A, 5.750%, 7/01/11

          600   The Industrial Development Authority of the County of Maricopa,        9/05 at 101            AAA            563,034
                 Arizona, Baptist Hospital System Revenue Refunding Bonds,
                 Series 1995, 5.500%, 9/01/16

        3,000   The Industrial Development Authority of the City of Mesa, Arizona,     1/10 at 101            AAA          2,756,040
                 Revenue Bonds (Discovery Health System), Series 1999A,
                 5.625%, 1/01/29

        2,000   Hospital District No. One, Mohave County, Arizona, Refunding           6/02 at 101            AAA          2,050,920
                 General Obligation Bonds (Kingman Regional Medical Center
                 Project), Series 1992, 6.500%, 6/01/15

        2,000   University Medical Center Corporation (Tucson, Arizona),               7/02 at 102            AAA          2,017,100
                 Hospital Revenue Refunding Bonds, Series 1992, 6.250%, 7/01/16

        1,055   The Industrial Development Authority of the City of Winslow,           6/08 at 101            N/R            822,214
                 Arizona, Hospital Revenue Bonds (Winslow Memorial Hospital
                 Project), Series 1998, 5.500%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 7.2%

        1,500   The Industrial Authority of the County of Maricopa, Arizona,          10/09 at 102            Aaa          1,249,515
                 Multifamily Housing Revenue Bonds (Arborwood Apartments
                 Project), Series 1999A, 5.050%, 10/01/29

        1,670   The Industrial Development Authority of the City of Phoenix,          12/05 at 103            AAA          1,439,206
                 Arizona, Multifamily Housing Revenue Bonds (Heather Ridge
                 Apartments Project), Series 1998A, 5.200%, 12/15/21
                 (Alternative Minimum Tax)

        4,000   The Industrial Development Authority of the City of Tucson,           12/06 at 102            AAA          3,801,880
                 Arizona, Tax-Exempt Multifamily Housing Revenue Refunding
                 Bonds, Series 1996, 5.900%, 12/20/31


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 3.3%

          385   The Industrial Development Authority of the City of Phoenix,           6/05 at 102            AAA            396,858
                 Arizona, Statewide Single Family Mortgage Revenue Bonds,
                 Series 1995, 6.150%, 6/01/08 (Alternative Minimum Tax)

          320   The Industrial Development Authority of the County of Pima,            8/05 at 102              A            321,882
                 Arizona, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1995A, 6.500%, 2/01/17

        2,205   The Industrial Development Authority of the County of Pima,            5/07 at 102            AAA          2,204,735
                 Arizona, Single Family Mortgage Revenue Bonds, Series 1997A,
                 6.250%, 11/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 1.1%

        1,000   The Industrial Development Authority of the County of Mohave,          5/06 at 103            AAA            970,630
                 Arizona, Health Care Revenue Refunding Bonds (GNMA
                 Collateralized - Chris Ridge and Silver Ridge Village Projects),
                 Series 1996, 6.375%, 11/01/31

                            Portfolio of Investments (Unaudited)
                            NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ) (continued)
                            January 31, 2000
   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/General - 8.8%

$       1,400   Chandler Unified School District No. 80 of Maricopa County,            7/03 at 101            AAA         $1,448,160
                 Arizona, General Obligation Refunding Bonds, Series 1993,
                 5.950%, 7/01/10

        3,625   City of Mesa, Arizona, General Obligation Bonds, Series 1999,          7/09 at 100            AAA          3,214,795
                 5.000%, 7/01/18

        2,500   City of Phoenix, Arizona, General Obligation Refunding Bonds,          7/02 at 102            AA+          2,623,325
                 Series 1992, 6.375%, 7/01/13

          585   Tempe Union High School District No. 213 of Maricopa County,           7/04 at 101            AAA            601,398
                 Arizona, School Improvement and Refunding Bonds, Series 1994,
                 6.000%, 7/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 11.5%

                City of Bullhead, Bullhead Parkway Improvement District Improvement Bonds:
          910    6.100%, 1/01/08                                                       1/03 at 103           Baa2            927,690
          970    6.100%, 1/01/09                                                       1/03 at 103           Baa2            986,228

        1,600   City of Lake Havasu, City Municipal Property Corporation, Municipal    6/02 at 101            AAA          1,661,312
                 Facilities Revenue Bonds, Series 1993, 6.000%, 6/01/08

        1,500   Hospital District No. One, Maricopa County, Arizona, General           6/08 at 102            AAA          1,492,815
                 Obligation Bonds, Series 1998, 5.000%, 6/01/21

        2,150   Phoenix Civic Plaza Building Corporation, Senior Lien Excise Tax       7/05 at 101            AA+          2,184,701
                 Revenue Bonds, Series 1994, 6.000%, 7/01/14

        1,750   City of Phoenix Civic Improvement Corporation, Arizona, Senior         7/09 at 101            AA+          1,552,460
                 Lien Excise Tax Revenue Bonds, Series 1999A (Phoenix Municipal
                 Courthouse Project), 5.375%, 7/01/29

        1,000   Puerto Rico Highway and Transportation Authority, Transportation       7/08 at 101              A            798,870
                 Revenue Bonds, Series A,  5.000%, 7/01/38

          725   City of Tucson, Arizona, Certificates of Participation, Series 1994,   7/04 at 100             AA            757,611
                 6.375%, 7/01/09


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 5.6%

        5,000   Tucson Airport Authority, Inc. (Arizona), Airport Revenue Bonds,       6/03 at 102            AAA          5,007,500
                 Refunding Series 1993, 5.700%, 6/01/13


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 21.8%

        3,500   The Industrial Development Authority of the County of Maricopa,       No Opt. Call            AAA          3,947,965
                 Arizona, Samaritan Health Services, Hospital System Revenue
                 Refunding Bonds, Series 1990A, 7.000%, 12/01/16

                The Industrial Development Authority of the County of Mohave,
                Arizona, Hospital System Revenue Refunding Bonds (Medical
                Environments, Inc. and Phoenix Baptist Hospital and Medical
                Center Inc.), Series 1993:
        5,000    6.750%, 7/01/08 (Pre-refunded to 7/01/03)                             7/03 at 102            Aaa          5,381,250
        1,000    7.000%, 7/01/16 (Pre-refunded to 7/01/03)                             7/03 at 102            Aaa          1,084,040

        2,700   City of Phoenix, Arizona, Civic Improvement Corporation,               7/03 at 102            AAA          2,856,843
                 Wastewater System Lease Revenue Bonds, Series 1993,
                 6.125%, 7/01/23 (Pre-refunded to 7/01/03)

        1,510   Metropolitan Domestic Water Improvement District of Pima               1/03 at 101            AAA          1,581,438
                 County, Arizona, Special Assessment and Water Revenue Bonds,
                 Series 1992, 6.200%, 1/01/12 (Pre-refunded to 1/01/03)

        1,415   Tempe Union High School District No. 213 of Maricopa County,           7/04 at 101            AAA          1,487,788
                 Arizona, School Improvement and Refunding Bonds,
                 Series 1994, 6.000%, 7/01/12 (Pre-refunded to 7/01/04)

        3,000   City of Tucson, Arizona, General Obligation Bonds,                     7/04 at 101            AAA          3,183,780
                 Series 1984-G, 6.250%, 7/01/18 (Pre-refunded to 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 10.9%

        2,000   The Industrial Development Authority of the County of Mohave,         11/03 at 101            A-1          2,009,020
                 Arizona, Industrial Development Revenue Bonds (Citizen Utilities
                 Company Projects), 1994 Series, 6.600%, 5/01/29 (Alternative
                 Minimum Tax)

        1,000   Navajo County, Arizona, Pollution Control Corporation, Pollution       8/03 at 102            AAA            965,400
                 Control Revenue Refunding Bonds (Arizona Public Service Company),
                 1993 Series A, 5.875%, 8/15/28

        1,580   The Industrial Development Authority of the County of Pima,            1/02 at 103            AAA          1,684,754
                 Arizona, Industrial Development Lease Obligation Refunding
                 Revenue Bonds (Irvington Project), 1988 Series A, 7.250%, 7/15/10

   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Utilities (continued)

$       2,030   Salt River Project, Agricultural Improvement and Power District,       1/02 at 100             AA         $1,956,291
                 Arizona, Electric System Revenue Bonds, 1992 Series D,
                 5.750%, 1/01/19

        1,650   Salt River Project, Agricultural Improvement and Power District,       1/04 at 102             AA          1,458,254
                 Arizona, Electric System Revenue Refunding Bonds,
                 1993 Series C, 5.000%, 1/01/16

        2,000   The Industrial Development Authority of the County of Yavapai,         6/07 at 101             A1          1,725,400
                 Arizona, Industrial Development Revenue Bonds (Citizens
                 Utilities Company Project), 1998 Series, 5.450%, 6/01/33
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 6.7%

        2,150   Arizona Municipal Financing Program of 1992, Refunding Certificates    8/02 at 101            AAA          2,151,677
                 of Participation, Series 1, 6.000%, 8/01/17

          500   The Industrial Development Authority of the County of Maricopa,       12/07 at 102            AAA            440,420
                 Water System Improvement  Revenue Bonds (Chaparral City
                 Water Company Project), Series 1997A, 5.400%, 12/01/22
                 (Alternative Minimum Tax)

        3,500   City of Tucson, Arizona, Water System Revenue Refunding Bonds,         7/02 at 102             A+          3,427,864
                 Series 1992A, 5.750%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------

$      90,335   Total Investments - (cost $89,376,458) - 98.4%                                                            88,295,567
=============
                Short-Term Investments - 0.9%

          500   Maricopa County, Pollution Control Corporation, Pollution Control                            A-1+            500,000
                 Revenue Refunding Bonds (Arizona  Public Service Company -
                 Palo Verde Project), 1994 Series A, Variable Rate Demand Bonds,
                 3.600%, 5/01/29+

          300   Maricopa County, Pollution Control Corporation, Pollution Control                            A-1+            300,000
                 Revenue Refunding Bonds, (Arizona Public Service Company -
                 Palo Verde Project), 1994 Series B, Variable Rate Demand Bonds,
                 3.550%, 5/01/29+
------------------------------------------------------------------------------------------------------------------------------------
$         800   Total Short-Term Investments - (cost $800,000)                                                               800,000
=============
                Other Assets Less Liabilities - 0.7%                                                                         635,737
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $89,731,304
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments (Unaudited)
                            NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)
                            January 31, 2000
   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 0.4%

$       1,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds             12/03 at 102            BBB         $  900,720
                 (WMX Technologies, Inc. Project),  Series 1993,
                 6.000%, 12/01/13 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 2.9%

        5,020   Board of Trustees of Ferris State University, Michigan, General        4/08 at 100            AAA          4,203,447
                 Revenue Bonds, Series 1998, 5.000%, 10/01/23

          965   Michigan Higher Education Student Loan Authority, Student Loan        10/02 at 102              A            995,243
                 and Refunding Revenue Bonds, Series XV-A, 6.800%, 10/01/07
                 (Alternative Minimum Tax)

        1,000   Board of Trustees of Oakland University, Michigan, General Revenue     5/05 at 102            AAA            986,410
                 Bonds, Series 1995, 5.750%, 5/15/15

        1,450   Board of Trustees of Western Michigan University, General              7/03 at 102            AAA          1,220,059
                 Revenue Bonds, Series 1993A, 5.000%, 7/15/21


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 11.5%

        2,235   City of Hancock Hospital Finance Authority, FHA-Insured Mortgage       8/08 at 100            AAA          1,889,290
                 Hospital Revenue Bonds (Portage Health System, Inc.),
                 Series 1998, 5.450%, 8/01/47

        8,800   Michigan State Hospital Finance Authority, Hospital Revenue            5/01 at 100            AA-          8,970,192
                 Bonds (Mercy Mount Clemens Corporation), Series 1992,
                 6.000%, 5/15/17

        1,000   Michigan State Hospital Finance Authority, Revenue Refunding          11/09 at 101              A            935,270
                 Bonds (OSF Healthcare System), Series 1999, 6.125%, 11/15/19

        2,500   Michigan State Hospital Finance Authority, Revenue Bonds              11/09 at 101             AA          2,398,275
                 (Ascension Health Credit Group), Series 1999A, 6.125%, 11/15/26

        1,700   Michigan State Hospital Finance Authority, Revenue and Refunding       8/09 at 101            AAA          1,613,062
                 Bonds (Mercy Health Services Obligated Group),
                 1999 Series X, 5.750%, 8/15/19

                Michigan State Hospital Finance Authority, Hospital Revenue and
                Refunding Bonds (Mercy Mount Clemens Corporation Obligated
                Group), Series 1999A:
        3,385    5.750%, 5/15/17                                                       5/09 at 101            AAA          3,257,386
          500    5.750%, 5/15/29                                                       5/09 at 101            AAA            459,965

        4,500   Michigan State Hospital Finance Authority, Hospital Revenue            8/08 at 101           BBB-          3,186,585
                 Bonds (The Detroit Medical Center Obligated Group), Series 1998A,
                 5.250%, 8/15/28

        1,000   Michigan State Hospital Finance Authority, Revenue and Refunding      11/09 at 101           BBB+            837,980
                 Bonds (Memorial Healthcare Center Obligated Group), Series 1999,
                 5.875%, 11/15/21

        5,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds     11/09 at 101            AA-          4,520,500
                 (Henry Ford Health System), Series 1999A, 6.000%, 11/15/24

        2,195   Regents of the University of Michigan, Medical Service Plan Revenue   No Opt. Call            Aa2          1,186,485
                 Bonds, Series 1991, 0.000%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 6.0%

        5,250   Michigan State Housing Development Authority, Limited Obligation      10/02 at 103            AAA          5,462,310
                 Revenue Bonds (Parkway Meadows Project), Series 1991,
                 6.850%, 10/15/18

          310   Michigan State Housing Development Authority, Rental Housing           1/02 at 102            AA-            323,714
                 Revenue Bonds, 1991 Series A, 7.150%, 4/01/10
                 (Alternative Minimum Tax)

        3,695   Michigan State Housing Development Authority, Rental Housing           1/02 at 102            AA-          3,838,070
                 Revenue Bonds, 1991 Series B, 7.100%, 4/01/21

        6,795   Michigan State Housing Development Authority, Rental Housing           4/09 at 101            AAA          5,710,314
                 Revenue Bonds, 1999 Series A, 5.300%, 10/01/37
                 (Alternative Minimum Tax)

   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

                Housing/Single Family - 0.8%

$       1,720   Michigan State Housing Development Authority, Single Family           12/01 at 102            AA+         $1,749,171
                 Mortgage Revenue Bonds, 1991 Series B, 6.950%, 12/01/20

          270   Michigan State Housing Development Authority, Single Family            6/02 at 102            AA+            271,990
                 Mortgage Revenue Bonds, 1992 Series A, 6.875%, 6/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 3.6%

        2,000   The Economic Development Corporation of the Charter Township of        7/09 at 101              A          1,591,700
                 Grand Rapids (Michigan), Limited Obligation Revenue Bonds (Porter
                 Hills Obligated Group, Cook Valley Estate Project), Series 1999,
                 5.450%, 7/01/29

        1,250   Michigan State Hospital Finance Authority, Revenue Bonds               1/07 at 102            N/R          1,105,075
                 (Presbyterian Villages of Michigan Obligated Group), Series 1997,
                 6.375%, 1/01/25

        1,300   Michigan Strategic Fund, Limited Obligation Revenue Bonds (Porter      7/08 at 101              A          1,024,283
                 Hills Presbyterian Village Inc. Project), Series 1998,
                 5.375%, 7/01/28

        5,280   The Economic Development Corporation of the City of Warren, Nursing    3/02 at 101            Aaa          5,336,443
                 Home Revenue Refunding Bonds (GNMA Mortgage-Backed
                 Security - Autumn Woods Project), Series 1992, 6.900%, 12/20/22


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 15.1%

        1,000   Belding Area Schools, Counties of Ionia, Kent and Montcalm, State      5/08 at 100            AAA            831,270
                 of Michigan, 1998 Refunding Bonds (General Obligation -
                 Unlimited Tax), 5.000%, 5/01/26

        1,000   Charlotte Public Schools, County of Easton, State of Michigan,        No Opt. Call            AAA            870,870
                 1999 School Building and Site Bonds (General Obligation - Unlimited
                 Tax), 5.250%, 5/01/25

        1,000   Chippewa Valley Schools, County of Macomb, State of Michigan,          5/03 at 102            AAA            847,230
                 1993 Refunding Bonds (General Obligation - Unlimited Tax),
                 5.000%, 5/01/21

        2,250   Clarkston Community Schools, County of Oakland, State of Michigan,     5/07 at 100            AAA          1,974,600
                 1997 School Building and Site  (General Obligation -
                 Unlimited Tax), 5.250%, 5/01/23

          250   Coopersville Area Public Schools, Counties of Ottawa and Muskegon,     5/09 at 100            AAA            205,793
                 State of Michigan, 1999 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.000%, 5/01/29

        5,720   School District of the City of Detroit, Wayne County, State of         5/09 at 101            AAA          4,504,729
                 Michigan, School Building and Site Improvement Bonds (General
                 Obligation - Unlimited Tax), Series 1998A, 4.750%, 5/01/28

        1,355   Township of Blair, County of Grand Traverse, State of Michigan,       11/10 at 100            AAA          1,178,051
                 1998 Water System Improvements  Project (General Obligation -
                 Limited Tax), 5.200%, 11/01/23

          725   Lake Orion Community School District, County of Oakland, State of      5/05 at 101            AAA            675,135
                 Michigan, 1995 Refunding Bonds (General Obligation - Unlimited
                 Tax), 5.500%, 5/01/20

        1,000   School District of the City of Lincoln Park, County of Wayne,          5/07 at 100            AAA            879,170
                 State of Michigan, 1997 Refunding  (Unlimited Tax),
                 5.000%, 5/01/17

        1,000   Mancelona Public School District, General Obligation Bonds,            5/06 at 100            AAA            906,380
                 Series 1997 (Antrim and Kalkaska Counties), 5.200%, 5/01/17

        6,650   Mattawan Consolidated School, Counties of Van Buren and                5/02 at 102            AA+          6,799,226
                 Kalamazoo, State of Michigan, 1992 Refunding Bonds (General
                 Obligation - Unlimited Tax), 6.300%, 5/01/17

        2,500   Montrose Township School District, State of Michigan, School          No Opt. Call            AAA          2,501,250
                 Building and Site Bonds, Series 1997, 6.000%, 5/01/22

        1,000   Muskegon Heights Public Schools, County of Muskegon, State of          5/09 at 100            AAA            823,170
                 Michigan, 1999 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.000%, 5/01/29

        1,045   Nice Community School District, Counties of Marquette and Baraga,      5/04 at 101            AAA            929,622
                 State of Michigan, 1995 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.250%, 5/01/20

        1,225   North Branch Area Schools, County of Lapeer, State of Michigan,    5/03 at 101 1/2            AAA          1,107,069
                 1993 Refunding Bonds (General Obligation - Unlimited Tax),
                 5.375%, 5/01/21

        1,470   Parchment School District, County of Kalamazoo, State of Michigan,    No Opt. Call            AAA          1,245,413
                 1998 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 5.000%, 5/01/25

          685   Reeths-Puffer Schools, County of Muskegon, State of Michigan,          5/05 at 101            AAA            680,465
                 1995 School Building and Site and Refunding Bonds,
                 5.750%, 5/01/15

                            Portfolio of Investments (Unaudited)
                            NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM) (continued)
                            January 31, 2000

   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

$         600   Rockford Public Schools, Kent County, 1997 School Building and         5/07 at 100            AAA         $  519,294
                 Site Bonds (General Obligation - Unlimited Tax), 5.250%, 5/01/27

        1,980   Washtenaw County Building Authority, Michigan, Building Authority      9/07 at 100            AAA          1,844,786
                 Bonds (General Obligation - Limited Tax), Series 1999,
                 5.400%, 9/01/17

                Western Townships Utilities Authority, Sewage Disposal System
                Refunding Bonds, Series 1991:
        1,500    6.750%, 1/01/15                                                       1/02 at 100            AAA          1,546,365
        5,040    6.500%, 1/01/19                                                       1/02 at 100            AAA          5,140,750

        1,725   Williamston Community School District (General Obligation -           No Opt. Call            AAA          1,587,173
                 Unlimited Tax), Series 1996, 5.500%, 5/01/25

        1,000   Wyoming Public Schools, County of Kent, State of Michigan,             5/09 at 100            AAA            843,880
                 1999 Refunding Bonds (General Obligation - Unlimited Tax),
                 5.000%, 5/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 6.0%

        2,000   Michigan Municipal Bond Authority, Local Government Loan Program       5/02 at 102              A          2,089,960
                 Revenue Bonds, Series 1992D, 6.650%, 5/01/12

        3,800   Michigan State Building Authority, 1991 Revenue Refunding Bonds,      10/01 at 102             AA          3,818,696
                 Series I, 6.250%, 10/01/20

          895   Michigan State Building Authority, 1991 Revenue Bonds, Series II,     10/01 at 102             AA            930,236
                 6.800%, 10/01/21

        1,000   Michigan State Building Authority (Facilities Program), 1998 Revenue
                Bonds, Series I,                                                      10/09 at 100             AA            807,280
                 4.750%, 10/15/21

                State of Michigan, State Trunk Line Fund Refunding Bonds, Series 1998A:
        1,350    4.750%, 11/01/20                                                     11/08 at 101            AAA          1,100,669
        1,500    5.000%, 11/01/26                                                     11/08 at 101            AAA          1,245,030

                Puerto Rico Highway and Transportation Authority, Highway Revenue
                Bonds, Series Y of 1996:
        4,100    5.500%, 7/01/36                                                       7/16 at 100              A          3,638,791
        2,000    5.000%, 7/01/36                                                       7/16 at 100              A          1,604,160


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 1.0%

        2,505   Charter County of Wayne, Michigan, Airport Revenue Bonds (Detroit     12/01 at 102            AAA          2,613,341
                 Metropolitan Wayne County Airport), Subordinate Lien,
                 Series 1991B, 6.750%, 12/01/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 27.1%

        3,935   Anchor Bay School District, Counties of Macomb and St. Clair,      5/03 at 101 1/2           AAA          4,073,355
                 State of Michigan, 1993 School Building and Site Bonds
                 (General Obligation - Unlimited Tax), 5.550%, 5/01/19
                 (Pre-refunded to 5/01/03)

        1,930   Central Michigan University, Revenue Bonds, Series 1997,               4/07 at 101            AAA          1,983,905
                 5.500%, 10/01/17 (Pre-refunded to 4/01/07)

        2,000   School District of the City of Detroit, Wayne County, Michigan,        5/06 at 102            AAA          2,089,820
                 School Building and Site Improvement Bonds (General Obligation -
                 Unlimited Tax), Series 1996A, 5.700%, 5/01/25
                 (Pre-refunded to 5/01/06)

        1,000   Essexville-Hampton Public Schools, County of Bay, State of Michigan,   5/07 at 100            AAA          1,021,170
                 1997 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 5.500%, 5/01/17 (Pre-refunded to 5/01/07)

        1,600   Gaylord Community Schools, Counties of Ostego and Antrim, State        5/02 at 102         AA+***          1,692,688
                 of Michigan, 1992 School Building and Site and Refunding Bonds,
                 6.600%, 5/01/21 (Pre-refunded to 5/01/02)

        1,325   Greenville Public Schools, Counties of Montcalm, Kent and Ionia,       5/04 at 101            AAA          1,378,305
                 State of Michigan, 1995 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.750%, 5/01/14
                 (Pre-refunded to 5/01/04)

        1,000   Grosse Ile Township School District, School Improvement Refunding      5/07 at 100            AAA          1,051,100
                 Bonds, General Obligation,  Series 1996, 6.000%, 5/01/22
                 (Pre-refunded to 5/01/07)

        1,250   Gull Lake Community Schools, Counties of Kalamazoo, Barry and          5/01 at 102            AAA          1,310,163
                 Calhoun, State of Michigan, 1991 School Building and Site Bonds,
                 6.800%, 5/01/21 (Pre-refunded to 5/01/01)

        3,100   Hemlock Public School District, Counties of Saginaw and Midland,       5/02 at 102         AA+***          3,294,184
                 State of Michigan, 1992 School Building and Site and Refunding
                 Bonds, 6.750%, 5/01/21 (Pre-refunded to 5/01/02)

        1,000   Huron Valley School District, Counties of Oakland and Livingston,      5/07 at 100            AAA          1,043,620
                 State of Michigan, 1996 School Building and Site Bonds
                 (General Obligation - Unlimited Tax), 5.875%, 5/01/16
                 (Pre-refunded to 5/01/07)

        2,000   Lincoln Park School District, General Obligation Bonds, Series 1996,   5/06 at 101            AAA          2,100,780
                 5.900%, 5/01/26 (Pre-refunded to 5/01/06)

   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

                U.S. Guaranteed (continued)

$       1,000   Marquette Area Public Schools, County of Marquette, State of           5/01 at 102            AAA         $1,046,930
                 Michigan, 1991 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), Series B, 6.700%, 5/01/21 (Pre-refunded to 5/01/01)

        3,100   Michigan Municipal Bond Authority, State Revolving Fund Revenue       10/02 at 102         AA+***          3,296,509
                 Bonds, Series 1992A, 6.600%, 10/01/18 (Pre-refunded to 10/01/02)

        3,035   Michigan State Hospital Finance Authority, Hospital Revenue Bonds     12/02 at 102            AAA          3,257,526
                 (Mid-Michigan Obligated Group), Series 1992,
                 6.900%, 12/01/24 (Pre-refunded to 12/01/02)

        1,450   Michigan State Hospital Finance Authority, Hospital Revenue            9/01 at 102            Aaa          1,544,613
                 Bonds (McLaren Obligated Group), Series 1991A,
                 7.500%, 9/15/21 (Pre-refunded to 9/15/01)

        9,355   Michigan State Hospital Finance Authority, Hospital Revenue           11/01 at 102         Aa2***          9,909,752
                 Bonds (Daughters of Charity National Health System - Providence
                 Hospital), Series 1991, 7.000%, 11/01/21 (Pre-refunded to 11/01/01)

        2,150   North Branch Area Schools, County of Lapeer, State of Michigan,        5/02 at 102         AA+***          2,274,550
                 1992 School Building and Site and Refunding Bonds (General
                 Obligation - Unlimited Tax), 6.600%, 5/01/17
                 (Pre-refunded to 5/01/02)

        1,500   Perry Public Schools, Counties of Shiawassee and Ingham, State     5/02 at 101 1/2            AAA          1,574,340
                 of Michigan, 1992 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 6.375%, 5/01/22
                 (Pre-refunded to 5/01/02)

        4,650   Plymouth-Canton Community Schools, Counties of Wayne and               5/01 at 101         AA+***          4,829,165
                 Washtenaw, State of Michigan, 1991  School Building and Site and
                 Refunding Bonds, Series B, 6.800%, 5/01/11 (Pre-refunded to 5/01/01)

          620   Reeths-Puffer Schools, County of Muskegon, State of Michigan,          5/05 at 101            AAA            646,114
                 1995 School Building and Site and Refunding Bonds, 5.750%, 5/01/15
                 (Pre-refunded to 5/01/05)

        4,845   Saginaw-Midland Municipal Water Supply Corporation, State of           9/04 at 102          A2***          5,287,494
                 Michigan, Water Supply Revenue  Bonds (General Obligation -
                 Limited Tax), Series 1992, 6.875%, 9/01/16 (Pre-refunded to 9/01/04)

        9,250   Regents of the University of Michigan, Medical Service Plan Revenue   12/01 at 102         Aa2***          9,728,595
                 Bonds, Series 1991, 6.500%, 12/01/21 (Pre-refunded to 12/01/01)

        4,200   Warren Consolidated Schools, Counties of Macomb and Oakland,           5/01 at 102          Aa***          4,396,560
                 State of Michigan, 1991 School Building and Site and Refunding
                 Bonds (General Obligation - Unlimited Tax), 6.700%, 5/01/21
                 (Pre-refunded to 5/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 15.4%

        6,425   The Economic Development Corporation of the City of Detroit,           5/01 at 102            AAA          6,691,766
                 Resource Recovery Revenue Bonds, Series 1991A,
                 6.875%, 5/01/09 (Alternative Minimum Tax)

        2,390   Michigan South Central Power Agency, Power Supply System Revenue      11/01 at 102           Baa1          2,485,457
                 Refunding Bonds, 1991 Series, 6.750%, 11/01/10

        3,630   Michigan Strategic Fund, Adjustable Rate Demand Limited Obligation    No Opt. Call            AAA          4,059,937
                 Refunding Revenue Bonds (The Detroit Edison Company Pollution
                 Control Bonds Project), Series 1990BB, 7.000%, 5/01/21

        4,330   Michigan Strategic Fund, Limited Obligation Refunding Revenue          9/01 at 102            AAA          4,529,526
                 Bonds (The Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1991CC, 6.950%, 9/01/21

        7,600   Michigan Strategic Fund, Limited Obligation Refunding Revenue         12/01 at 102            AAA          7,962,140
                 Bonds (The Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1991DD, 6.875%, 12/01/21

        7,000   County of Monroe, Michigan, Pollution Control Revenue Bonds            9/02 at 102            AAA          7,394,380
                 (The Detroit Edison Company Monroe  and Fermi Plants Project),
                 Collateralized Series 1992-1, 6.875%, 9/01/22
                 (Alternative Minimum Tax)

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/05 at 100           BBB+            906,820
                 Series X, 5.500%, 7/01/25

        5,000   City of Wyandotte, County of Wayne, State of Michigan,                10/02 at 102            AAA          5,052,750
                 1992 Electric Revenue Refunding Bonds, 6.250%, 10/01/17


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 8.5%

        5,250   City of Detroit, Michigan, Sewage Disposal System Revenue Refunding    7/05 at 100            AAA          4,347,101
                 Bonds, Series 1995-B, 5.000%, 7/01/25

                City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,
                Series 1997-A:
        3,000    5.500%, 7/01/20                                                       7/07 at 101            AAA          2,786,310
        7,000    5.000%, 7/01/27                                                       7/07 at 101            AAA          5,797,610

        1,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,       1/10 at 101            AAA            962,820
                 Series 1999-A, 5.875%, 7/01/27

                            Portfolio of Investments (Unaudited)
                            NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM) (continued)
                            January 31, 2000

   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$       6,000   City of Detroit, Michigan, Water Supply System Revenue and Revenue     7/04 at 102            AAA         $4,996,920
                 Refunding Bonds, Series 1993, 5.000%, 7/01/23

        2,000   City of Detroit, Michigan, Water Supply System Revenue Bonds           1/10 at 101            AAA          1,892,320
                 (Senior Lien), Series 1999-A, 5.750%, 7/01/26

        1,000   City of Grand Rapids, Michigan, Sanitary Sewer System Improvement      7/08 at 101            AAA            789,260
                 and Refunding Revenue Bonds, Series 1998A, 4.750%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------

$     258,910   Total Investments - (cost $250,960,202) - 98.3%                                                          249,750,148
=============

                Short-Term Investments - (cost $700,000) - 0.3%

                University of Michigan, Refunding Hospital Bonds, Variable Rate                            VMIG-1            700,000
$         700    Demand Bonds, Series A-2, 3.600%, 12/01/24+
=============

                Other Assets Less Liabilities - 1.4%                                                                       3,572,920
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $254,023,068
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments (Unaudited)
                            NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)
                            January 31, 2000
   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 2.6%

$       3,050   Michigan Strategic Fund, Limited Obligation Revenue Bonds             12/02 at 102            BBB         $2,936,357
                 (Waste Management, Inc. Project),  Series 1992, 6.625%, 12/01/12
                 (Alternative Minimum Tax)

        1,370   Michigan Strategic Fund, Limited Obligation Revenue Bonds             12/03 at 102            BBB          1,233,986
                 (WMX Technologies, Inc. Project),  Series 1993, 6.000%, 12/01/13
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 4.5%

        3,000   Board of Regents of Eastern Michigan University, General Revenue      12/06 at 101            AAA          2,704,140
                 Bonds, Series 1997, 5.500%, 6/01/27

        1,250   Michigan Higher Education Student Loan Authority, Student Loan        10/02 at 102              A          1,288,863
                 and Refunding Revenue Bonds, Series XV-A, 6.700%, 10/01/05
                 (Alternative Minimum Tax)

        1,130   Board of Trustees of Oakland University, Michigan, General Revenue     5/05 at 102            AAA          1,114,643
                 Bonds, Series 1995, 5.750%, 5/15/15

        2,500   Board of Governors of Wayne State University, Michigan, General       11/09 at 101            AAA          2,102,875
                 Revenue Bonds, Series 1999, 5.125%, 11/15/29


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 17.5%

        2,200   City of Hancock Hospital Finance Authority, FHA-Insured Mortgage       8/08 at 100            AAA          1,859,704
                 Hospital Revenue Bonds (Portage Health System, Inc.),
                 Series 1998, 5.450%, 8/01/47

        2,500   City of Kalamazoo Hospital Finance Authority, Hospital Revenue         5/06 at 102            AAA          2,426,500
                 Refunding and Improvement Bonds (Bronson Methodist Hospital),
                 Series 1996, 5.750%, 5/15/16

                Michigan State Hospital Finance Authority, Revenue and Refunding
                Bonds (The Detroit Medical Center Obligated Group), Series
                1993A:
        3,000    6.250%, 8/15/13                                                       8/03 at 102           BBB-          2,644,950
        3,200    6.500%, 8/15/18                                                       8/03 at 102           BBB-          2,815,488

        4,000   Michigan State Hospital Finance Authority, Hospital Revenue and        9/02 at 102            AA-          3,729,680
                 Refunding Bonds (Henry Ford Health System), Series 1992A,
                 5.750%, 9/01/17

        2,000   Michigan State Hospital Finance Authority, Hospital Revenue and        1/05 at 102             A+          1,904,840
                 Refunding Bonds (Otsego Memorial Hospital Gaylord, Michigan),
                 Series 1995, 6.250%, 1/01/20

        2,500   Michigan State Hospital Finance Authority, Revenue Bonds              11/09 at 101             AA          2,398,275
                 (Ascension Health Credit Group), Series 1999A, 6.125%, 11/15/26

        2,500   Michigan State Hospital Finance Authority, Hospital Revenue and        5/09 at 101            AAA          2,299,825
                 Refunding Bonds (Mercy Mount Clemens Corporation Obligated
                 Group), Series 1999A, 5.750%, 5/15/29

        1,500   Michigan State Hospital Finance Authority, Hospital Revenue Bonds      8/08 at 101           BBB-          1,062,195
                 (The Detroit Medical Center Obligated Group), Series 1998A,
                 5.250%, 8/15/28

        4,300   Michigan State Hospital Finance Authority, Hospital Revenue Bonds     11/09 at 101            AA-          3,887,630
                 (Henry Ford Health System), Series 1999A, 6.000%, 11/15/24

        3,000   Regents of the University of Michigan, Hospital Revenue Refunding     12/02 at 102             AA          2,705,610
                 Bonds, Series 1993A, 5.500%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 4.5%

        2,400   Michigan State Housing Development Authority, Limited Obligation       4/04 at 103            AAA          2,373,576
                 Revenue Bonds (Walled Lake Villa Project), Series 1993,
                 6.000%, 4/15/18

        1,500   Michigan State Housing Development Authority, Limited Obligation      10/03 at 103            AAA          1,413,030
                 Revenue Bonds (Brenton Village Green Project), Series 1993,
                 5.625%, 10/15/18

          790   Michigan State Housing Development Authority, Rental Housing Revenue   4/03 at 102            AAA            770,029
                 Bonds, 1993 Series A, 5.875%, 10/01/17

                Mount Clemens Housing Corporation, Multifamily Housing Refunding
                Revenue Bonds (FHA-Insured Mortgage Loan - Section 8 Assisted
                Project), Series 1992A:
        1,000    6.600%, 6/01/13                                                       6/03 at 102            AAA          1,024,650
        1,500    6.600%, 6/01/22                                                       6/03 at 102            AAA          1,530,135

                            Portfolio of Investments (Unaudited)
                            NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP) (continued)
                            January 31, 2000

   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

                Housing/Single Family - 1.2%

$       1,880   Michigan State Housing Development Authority, Single Family            6/05 at 102            AA+         $1,925,346
                 Mortgage Revenue Bonds, 1995 Series A, 6.800%, 12/01/16


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 7.8%

        1,000   Central Montcalm Public Schools, Counties of Montcalm and Ionia,       5/09 at 100            AAA            950,420
                 State of Michigan, 1999 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.750%, 5/01/24

          730   Clarkston Community Schools, County of Oakland, State of               5/03 at 102            AA+            727,277
                 Michigan, 1993 School Building and Site and Refunding Bonds,
                 5.900%, 5/01/16

          500   Coopersville Area Public Schools, Counties of Ottawa and Muskegon,     5/09 at 100            AAA            411,585
                 State of Michigan, 1999 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.000%, 5/01/29

        2,500   School District of the City of Detroit, Wayne County, State of         5/01 at 102            AA+          2,603,800
                 Michigan, School Building and Site Bonds (General Obligation -
                 Unlimited Tax), Series 1992, 6.250%, 5/01/12

        1,500   School District of the City of Detroit, Wayne County, State of         5/09 at 101            AAA          1,181,310
                 Michigan, School Building and Site Improvement Bonds (General
                 Obligation - Unlimited Tax), Series 1998A, 4.750%, 5/01/28

        3,000   Dexter Community Schools, Counties of Washtenaw and Livingston,        5/03 at 102            AA+          2,611,530
                 State of Michigan, 1993 School Building and Site and Refunding
                 Bonds (General Obligation - Unlimited Tax), 5.000%, 5/01/17

        1,100   Commonwealth of Puerto Rico, Public Improvement Bonds              7/07 at 101 1/2              A          1,072,214
                 of 1997, 5.750%, 7/01/17

          380   Reeths-Puffer Schools, County of Muskegon, State of Michigan,          5/05 at 101            AAA            377,484
                 1995 School Building and Site Refunding Bonds, 5.750%, 5/01/15

        1,500   Romulus Community Schools, County of Wayne, State of Michigan,         5/09 at 100            AAA          1,422,495
                 1999 School Building and Site Bonds (General Obligation - Unlimited
                 Tax), 5.750%, 5/01/25

        1,000   Western Townships Utilities Authority, Sewage Disposal System          1/02 at 100            AAA          1,028,330
                 Refunding Bonds, Series 1991, 6.500%, 1/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 17.5%

        6,500   City of Detroit, State of Michigan, Convention Facility Limited Tax    9/03 at 102            AAA          6,201,455
                 Revenue Refunding Bonds (Cobo Hall Expansion Project), Series 1993,
                 5.250%, 9/30/12

        1,400   City of Detroit, State of Michigan, Downtown Development Authority,    7/08 at 100            AAA          1,115,478
                 Tax Increment Refunding Bonds (Development Area No. 1 Projects),
                 Series 1998A, 4.750%, 7/01/25

        5,500   Detroit/ Wayne County Stadium Authority, State of Michigan,            2/07 at 102            AAA          4,764,650
                 Building Authority Stadium Bonds (General Obligation - Limited
                 Tax), Series 1997, 5.250%, 2/01/27

        5,000   Michigan Municipal Bond Authority, State Drinking Water Revolving     10/09 at 101            AA+          4,621,750
                 Fund Revenue Bonds, Series 1999, 5.500%, 10/01/21

        2,750   Michigan State Building Authority, 1991 Revenue Refunding Bonds,      10/01 at 102             AA          2,763,530
                 Series I, 6.250%, 10/01/20

        1,000   Michigan State Building Authority, 1991 Revenue Bonds, Series II,     10/01 at 102             AA          1,004,920
                 6.250%, 10/01/20

        3,275   State of Michigan, Comprehensive Transportation Bonds, Series 1992A,   5/02 at 100             AA          3,287,543
                 5.750%, 5/15/12

        1,000   Puerto Rico Highway and Transportation Authority, Highway Revenue      7/16 at 100              A            802,080
                 Bonds, Series 1996Y, 5.000%, 7/01/36

        3,615   Saginaw-Midland Municipal Water Supply Corporation, State of       9/02 at 101 1/2             A2          3,305,845
                 Michigan, Water Supply System Revenue Bonds (General
                 Obligation - Limited Tax), Series 1993, 5.250%, 9/01/16


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 1.6%

        1,000   Puerto Rico Port Authority, Special Facilities Revenue Bonds           6/03 at 102           BBB-            954,140
                 (American Airlines, Inc. Project), 1993 Series A, 6.300%, 6/01/23
                 (Alternative Minimum Tax)

        2,000   Charter County of Wayne, Michigan, Detroit Metropolitan Wayne         12/08 at 101            AAA          1,601,640
                 County Airport, Airport Revenue Bonds, Series 1998A,
                 5.000%, 12/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 8.3%

        2,000   Board of Control of Ferris State University, General Revenue Bonds,   10/03 at 102            AAA          2,128,160
                 Series 1993, 6.250%, 10/01/19 (Pre-refunded to 10/01/03)

        1,950   Michigan Municipal Bond Authority, State Revolving Fund Revenue       No Opt. Call         AA+***          2,088,099
                 Bonds, Series 1994, 7.000%, 10/01/03

   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

                U.S. Guaranteed (continued)

$       3,000   Michigan State Hospital Finance Authority, Hospital Revenue            5/03 at 102            AAA         $3,050,520
                 Refunding Bonds (St. John Hospital), Series 1993A, 6.000%, 5/15/13

        2,500   Michigan State Hospital Finance Authority, Hospital Revenue Bonds     11/01 at 102         Aa2***          2,648,250
                 (Daughters of Charity National Health System - Providence Hospital),
                 Series 1991, 7.000%, 11/01/21 (Pre-refunded to 11/01/01)

          620   Reeths-Puffer Schools, County of Muskegon, State of Michigan,          5/05 at 101            AAA            646,114
                 1995 School Building and Site Refunding Bonds, 5.750%, 5/01/15
                 (Pre-refunded to 5/01/05)

        2,650   Regents of the University of Michigan, Hospital Revenue Bonds,        12/00 at 100          AA***          2,701,066
                 Series 1990, 6.375%, 12/01/24 (Pre-refunded to 12/01/00)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 18.1%

        6,750   The City of Grand Haven, Michigan, Electric System Revenue Refunding   7/03 at 102            AAA          6,176,183
                 Bonds, 1993 Series, 5.250%, 7/01/16

        4,020   Michigan Public Power Agency, Belle River Project Refunding Revenue    1/03 at 102            AA-          3,612,091
                 Bonds, 1993 Series A, 5.250%, 1/01/18

        1,500   Michigan Public Power Agency, Belle River Project Refunding Revenue    1/03 at 100            AA-          1,282,440
                 Bonds, 1993 Series B, 5.000%, 1/01/19

        7,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds    6/03 at 102            AAA          7,110,670
                 (Consumers Power Company Project), Collateralized Series 1993B,
                 5.800%, 6/15/10

                County of Monroe, Michigan, Pollution Control Revenue Bonds (The
                Detroit Edison Company Project), 1992 Series CC:
        2,500    6.550%, 6/01/24 (Alternative Minimum Tax)                             6/03 at 102            AAA          2,562,050
        1,500    6.550%, 9/01/24 (Alternative Minimum Tax)                             9/03 at 102            AAA          1,538,775

        6,000   County of Monroe, Michigan, Pollution Control Revenue Bonds           No Opt. Call            AAA          6,266,820
                 (The Detroit Edison Company Project), 1994 Series A,
                 6.350%, 12/01/04 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 15.2%

        1,500   City of Ann Arbor, County of Washtenaw, State of Michigan,         2/03 at 101 1/2            AAA          1,469,355
                 Water Supply System Revenue Bonds, Series T, 5.500%, 2/01/13

                City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,
                Series 1997-A:
        3,250    5.500%, 7/01/20                                                       7/07 at 101            AAA          3,018,503
        1,730    5.000%, 7/01/22                                                       7/07 at 101            AAA          1,455,414

        3,755   City of Detroit, Michigan, Sewage Disposal System Revenue and          7/03 at 102            AAA          3,746,101
                 Revenue Refunding Bonds, Series 1993-A, 5.700%, 7/01/13

                City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,
                Series 1999-A:
        5,000    5.750%, 7/01/26                                                       1/10 at 101            AAA          4,730,800
        1,000    5.875%, 7/01/27                                                       1/10 at 101            AAA            962,820

        4,500   City of Detroit, Michigan, Water Supply System Revenue and Revenue     7/04 at 102            AAA          3,678,885
                 Refunding Bonds, Series 1993, 4.750%, 7/01/19

        4,000   City of Detroit, Michigan, Water Supply System Revenue Bonds           1/10 at 101            AAA          3,784,640
                 (Senior Lien), Series 1999-A, 5.750%, 7/01/26

        1,600   City of Grand Rapids, Michigan, Sanitary Sewer System Improvement      7/08 at 101            AAA          1,262,815
                 and Refunding Revenue Bonds, Series 1998-A, 4.750%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------
$     166,645   Total Investments - (cost $160,379,923) - 98.8%                                                          156,882,374
=============
                Other Assets Less Liabilities - 1.2%                                                                       1,962,276
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $158,844,650
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments (Unaudited)
                            NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)
                            January 31, 2000
   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 1.2%

$       2,655   Ohio Water Development Authority, Revenue Bonds, USA Waste             3/02 at 102            N/R         $2,665,275
                 Services, Series 1992, 7.750%, 9/01/07 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 8.2%

          825   Bowling Green State University, Ohio, General Receipts Bonds,          6/01 at 102              A            859,444
                 Series 1991, 6.700%, 6/01/07

        3,665   State of Ohio, Education Loan Revenue Bonds (Supplemental              6/07 at 102            AAA          3,485,305
                 Student Loan Program), Series 1997A, 5.850%, 12/01/19
                 (Alternative Minimum Tax)

        1,000   Ohio Higher Educational Facility Commission, Higher Educational       12/04 at 102            AAA            999,420
                 Facility Revenue Bonds (University of Dayton, 1994 Project),
                 5.800%, 12/01/14

        2,400   Ohio Higher Educational Facility Commission, Higher Educational       12/03 at 102            AAA          2,519,736
                 Facility Mortgage Revenue Bonds (University of Dayton, 1992 Project),
                 6.600%, 12/01/17

        1,200   Ohio Higher Educational Facility Commission, Higher Educational        9/06 at 101            N/R          1,158,420
                 Facility Revenue Bonds (The  University of Findlay, 1996 Project),
                 6.125%, 9/01/16

        1,100   Ohio Higher Educational Facility Commission, Higher Educational       10/02 at 102             AA          1,092,487
                 Facility Revenue Bonds (Case Western Reserve University Project),
                 Series 1992, 6.000%, 10/01/22

        1,575   The Ohio State University, General Receipts Bonds,                    12/02 at 102             AA          1,597,302
                 Series 1992 A1, 5.875%, 12/01/12

        2,000   Puerto Rico Industrial, Tourist, Educational, Medical and             10/08 at 101            AAA          1,721,680
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds (Inter - American University of
                 Puerto Rico Project), 1998 Series A, 5.000%, 10/01/22

        3,150   The Student Loan Funding Corporation, Cincinnati, Ohio, Student        7/02 at 100              A          3,162,632
                 Loan Subordinated Revenue Refunding Bonds, Series 1992D,
                 6.600%, 7/01/05 (Alternative Minimum Tax)

        1,400   University of Cincinnati, Ohio, General Receipts Bonds,                6/07 at 100            AAA          1,283,282
                 Series AB, 5.375%, 6/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Energy - 2.0%

        2,000   County of Ashtabula, Ohio, Industrial Development Refunding Revenue    5/02 at 102           Baa2          2,059,240
                 Bonds, 1992 Series A (Ashland Oil, Inc. Project), 6.900%, 5/01/10

        2,250   Ohio Air Quality Development Authority, Air Quality Development        4/01 at 102           Baa1          2,336,783
                 Refunding Revenue Bonds (Ashland Oil, Inc. Project), Series 1992,
                 6.850%, 4/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 8.3%

        1,300   Akron, Bath and Copley Joint Township Hospital District,              11/03 at 102           Baa1          1,137,084
                 Ohio, Hospital Facilities Revenue Bonds (Summa Health
                 System Project), Series 1993A, 5.500%, 11/15/13

                County of Butler, Ohio, Hospital Facilities Revenue Refunding
                and Improvement Bonds (Fort Hamilton-Hughes Memorial Hospital
                Center), Series 1991:
          125    7.250%, 1/01/01                                                      No Opt. Call           Baa1            124,925
        1,000    7.500%, 1/01/10                                                       1/02 at 102           Baa1          1,030,620

                City of Cambridge, Ohio, Hospital Revenue Refunding Bonds
                (Guernsey Memorial Hospital Project), Series 1991:
        1,680    8.000%, 12/01/06                                                     12/01 at 102            BBB          1,756,558
          750    8.000%, 12/01/11                                                     12/01 at 102            BBB            780,405

        2,675   County of Clermont, Ohio, Hospital Facilities Revenue Refunding        1/03 at 102            AAA          2,669,570
                 Bonds, Series 1993 A (Mercy Health System), 5.875%, 1/01/15

        1,000   County of Cuyahoga, Ohio, Hospital Improvement and Refunding           2/07 at 102            AAA            950,580
                 Revenue Bonds (The MetroHealth System Project), Series 1997,
                 5.625%, 2/15/17

        1,170   County of Cuyahoga, Ohio, Hospital Facilities Revenue Bonds, Health    2/03 at 102            AA-          1,185,280
                 Cleveland, Inc. (Fairview General Hospital Project), Series 1993,
                 6.300%, 8/15/15

   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

                County of Franklin, Ohio, Hospital Refunding and Improvement
                Revenue Bonds (The Children's Hospital Project), Series 1996A:
$       1,000    5.750%, 11/01/20                                                     11/06 at 101             Aa         $  943,860
        1,500    5.875%, 11/01/25                                                     11/06 at 101             Aa          1,416,390

        1,500   County of Franklin, Ohio, Hospital Revenue Refunding and              11/02 at 102             Aa          1,583,220
                 Improvement Bonds (The Children's Hospital Project),
                 Series 1992A, 6.600%, 5/01/13

        2,500   County of Marion, Ohio, Hospital Refunding and Improvement             5/06 at 102           BBB+          2,362,375
                 Revenue Bonds (The Community Hospital), Series 1996,
                 6.375%, 5/15/11

        1,500   County of Montgomery, Ohio, Hospital Facilities Revenue Refunding      4/06 at 102            AAA          1,439,910
                 and Improvement Bonds (Kettering Medical Center), Series 1996,
                 5.625%, 4/01/16

          750   County of Tuscarawas, Ohio, Hospital Facilities Revenue Bonds         10/03 at 102           Baa2            681,323
                 (Union Hospital Project), Series 1993A, 6.500%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 12.4%

        1,385   County of Clermont, Ohio, Mortgage Revenue Bonds (GNMA                 8/03 at 103            Aaa          1,327,107
                 Collateralized - S.E.M. Villa II Project), Series 1994-A,
                 5.950%, 2/20/30

        1,435   County of Cuyahoga, Ohio, Multifamily Housing Revenue Bonds            6/08 at 105            Aaa          1,401,708
                 (Water Street Associates Project), Series 1997, 6.150%, 12/20/26
                 (Alternative Minimum Tax)

          990   County of Franklin, Ohio, Multifamily Housing Mortgage Revenue         1/05 at 103             Aa            883,347
                 Bonds, Series 1994A (FHA-Insured Mortgage Loan - Hamilton Creek
                 Apartments Project), 5.550%, 7/01/24 (Alternative Minimum Tax)

        6,170   County of Franklin, Ohio, Mortgage Revenue Bonds, Series 1992A         1/02 at 103             Aa          6,358,802
                 (FHA-Insured Mortgage Loan - Kensington Place Project),
                 6.750%, 1/01/34

        5,200   Hamilton County, Multifamily Housing Revenue Bonds (Huntington         1/07 at 102            AAA          4,942,340
                 Meadows Project), Series 1997, 5.700%, 1/01/27
                 (Alternative Minimum Tax)

        4,060   Lucas Northgate Housing Development Corporation, Ohio,                 1/04 at 102            Aaa          3,870,114
                 Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage Loan -
                 Northgate Apartments Section 8 Assisted Project), Series 1999A,
                 6.000%, 7/01/24

        3,265   Ohio Housing Finance Agency, Multifamily Housing Revenue Bonds        12/09 at 100            AAA          3,199,569
                 (Timber Lake Apartments Project), Series 1999C, 6.150%, 12/01/24
                 (Alternative Minimum Tax)

        1,000   Ohio Capital Corporation for Housing, Mortgage Revenue Refunding       1/02 at 100            AAA            947,540
                 Bonds, FHA-Insured Section 8 Assisted Project, Series 1997C,
                 5.700%, 1/01/24

        4,315   Ohio Capital Corporation for Housing, Mortgage Revenue Refunding       2/09 at 102            Aa2          4,106,888
                 Bonds (FHA-Insured Mortgage Loans - Section 8 Assisted Projects),
                 Series 1999G, 5.950%, 2/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 2.8%

        3,980   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds        9/07 at 102            Aaa          3,686,356
                 (Mortgage-Backed Securities  Program), 1996 Series B3,
                 5.750%, 9/01/28 (Alternative Minimum Tax)

        3,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds        9/08 at 101            Aaa          2,489,400
                 (Mortgage-Backed Securities Program), 1999 Series A1,
                 5.250%, 9/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 1.0%

        1,365   County of Franklin, Ohio, Health Care Facilities Revenue Bonds         7/03 at 102            N/R          1,209,745
                 (Ohio Presbyterian Retirement Services), Series 1993,
                 6.500%, 7/01/23

        1,000   County of Marion, Ohio, Health Care Facilities Refunding and          11/03 at 102           BBB-            894,140
                 Improvement Revenue Bonds (United Church Homes, Inc. Project),
                 Series 1993, 6.300%, 11/15/15


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 13.5%

                Berea City School District, Ohio, School Improvement Bonds
                (General Obligation - Unlimited Tax), Series 1993:
          650    7.500%, 12/15/06                                                     12/03 at 102            AAA            717,808
          680    7.450%, 12/15/07                                                     12/03 at 102            AAA            749,754

        1,750   Brecksville-Broadview Heights City School District, Ohio, School      12/06 at 102            AAA          1,824,480
                 Improvement Bonds (General  Obligation - Unlimited Tax),
                 Series 1996, 6.500%, 12/01/16

                            Portfolio of Investments (Unaudited)
                            NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO) (continued)
                            January 31, 2000
   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

$       2,000   City of Columbus, Ohio, General Obligation Refunding Bonds,            1/02 at 102            Aaa         $2,099,480
                 Series 1992B, 6.500%, 1/01/10

        1,300   County of Franklin, Ohio, Refunding Bonds (General Obligation -       12/08 at 102            AAA          1,198,912
                 Limited Tax), Series 1993, 5.375%, 12/01/20

        1,505   Greater Cleveland Regional Transit Authority, General Obligation,     12/06 at 101            Aaa          1,565,892
                 Capital Improvement Bonds, Series 1996, 5.650%, 12/01/16

                North Canton City School District, Ohio, School Improvement
                Bonds (General Obligation - Unlimited Tax), Series 1994:
          650    9.750%, 12/01/03                                                     No Opt. Call            AAA            758,141
          715    9.700%, 12/01/04                                                     No Opt. Call            AAA            856,742

        2,000   Commonwealth of Puerto Rico, Public Improvement Bonds              7/06 at 101 1/2              A          1,780,860
                 of 1996 (General Obligation Bonds), 5.400%, 7/01/25

        1,300   Commonwealth of Puerto Rico, Public Improvement Bonds of 1997      7/07 at 101 1/2              A          1,267,162
                 (General Obligation Bonds), 5.750%, 7/01/17

        2,400   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998          7/08 at 101              A          1,977,000
                 (General Obligation Bonds), 5.000%, 7/01/27

        1,000   Revere Local School District, Ohio, School Improvement Bonds          12/03 at 102            AAA          1,004,050
                 (General Obligation - Unlimited Tax), Series 1993, 6.000%, 12/01/16

        2,870   City of Strongsville, Ohio, Various Purpose Improvement Bonds         12/06 at 102            Aa3          2,841,013
                 (General Obligation - Limited Tax), Series 1996, 5.950%, 12/01/21

        1,000   Sylvania City School District (General Obligation - Unlimited Tax),   12/05 at 101            AAA          1,000,750
                 Series 1995, 5.800%, 12/01/15

        1,135   City of Toledo, Ohio (General Obligation - Limited Tax), Various      No Opt. Call            AAA          1,220,352
                 Purpose Improvement Bonds, Series 1994, 7.000%, 12/01/03

        1,000   Upper Arlington City School District, General Obligation Improvement  12/06 at 101            AAA            887,480
                 Bonds, Series 1996, 5.250%, 12/01/22

        2,000   Board of Education, Wayne Local School District, County of Warren,    12/06 at 101            AAA          2,012,520
                 Ohio, School Improvement Bonds (General Obligation - Unlimited Tax),
                 Series 1996, 6.100%, 12/01/24

        3,000   Board of Education, West Clermont Local School District,              12/05 at 100            AAA          3,013,590
                 County of Clermont, Ohio, School Improvement Bonds (General
                 Obligation - Unlimited Tax), Series 1995, 6.000%, 12/01/18

        1,000   City of Westlake, Ohio, General Obligation Bonds, Various Purpose     12/08 at 101            Aaa            968,370
                 Improvement and Refunding Bonds, Series 1997, 5.550%, 12/01/17

        1,820   Worthington City School District, Franklin County, Ohio, General       6/02 at 102            AAA          1,905,940
                 Obligation Refunding Bonds (Unlimited Tax), 6.375%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 3.5%

        1,250   City of Columbus, Ohio, Tax Increment Financing Bonds (Easton          6/09 at 101            AAA          1,020,350
                 Project), Series 1999, 4.875%, 12/01/24

        1,000   Ohio Building Authority, State Facilities Bonds (Juvenile             10/02 at 102            Aa2          1,049,050
                 Correctional Building Fund Projects), 1992 Series B, 6.000%, 10/01/12

        3,000   Ohio Building Authority, State Facilities Bonds (Adult Correctional   10/03 at 102            Aa2          3,067,260
                 Building Fund Projects), 1993 Series A, 6.125%, 10/01/12

          985   Department of Transportation, Certificates of Participation            4/00 at 103            AA-            986,349
                 (Rickenbacker Port Authority Improvements), 6.125%, 4/15/15
                 (Alternative Minimum Tax)

        1,500   State of Ohio (OPFC), Higher Education Capital Facilities Bonds,      12/01 at 102            Aa2          1,520,340
                 Series II-1992A, 5.500%, 12/01/06


------------------------------------------------------------------------------------------------------------------------------------
                Technology - 0.2%

          500   County of Franklin, Ohio, Revenue Bonds (Online Computer Library       4/03 at 100            N/R            486,850
                 Center, Incorporated Project), Series 1993, 6.000%, 4/15/13

   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 2.9%

$       3,430   City of Cleveland, Ohio, Parking Facilities Refunding Revenue Bonds,   9/06 at 102            AAA         $3,141,709
                 Series 1996, 5.500%, 9/15/22

                Columbus Municipal Airport Authority, Airport Improvement
                Revenue Bonds (Port Columbus International Airport Project),
                Series 1994A:
          830    5.950%, 1/01/08 (Alternative Minimum Tax)                             1/04 at 102            AAA            849,231
        1,000    6.000%, 1/01/14 (Alternative Minimum Tax)                             1/04 at 102            AAA          1,003,140

        1,500   City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds       2/08 at 102            BBB          1,300,410
                 (Emery Air Freight Corporation and Emery Worldwide Airlines, Inc.
                 Guarantors), Series 1998A, 5.625%, 2/01/18


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 25.2%

        1,500   City of Akron, Ohio, Waterworks System Mortgage Revenue                3/01 at 102            AAA          1,565,160
                 Improvement Bonds, Series 1991, 6.550%, 3/01/12 (Pre-refunded to 3/01/01)

        2,000   City of Barberton, Ohio, Hospital Facilities Revenue Bonds             1/02 at 102         N/R***          2,124,160
                 (The Barberton Citizens Hospital Company Project), Series 1992,
                 7.250%, 1/01/12 (Pre-refunded to 1/01/02)

        2,000   County of Carroll, Ohio, Hospital Improvement Revenue Bonds           12/01 at 102            AAA          2,126,640
                 (Timken Mercy Medical Center), Series 1991, 7.125%, 12/01/18
                 (Pre-refunded to 12/01/01)

        2,500   County of Clermont, Ohio, Waterworks System Revenue Bonds,            12/01 at 102            AAA          2,637,500
                 Clermont County Sewer District, Series 1991, 6.625%, 12/01/14
                 (Pre-refunded to 12/01/01)

        2,000   City of Cleveland, Ohio, Public Power System First Mortgage           11/04 at 102            AAA          2,207,980
                 Revenue Bonds, Series 1994A, 7.000%, 11/15/24
                 (Pre-refunded to 11/15/04)

        1,575   City of Cleveland, Ohio, Waterworks Improvement First Mortgage         1/02 at 102            AAA          1,657,058
                 Revenue Bonds, Series F, 1992A, 6.500%, 1/01/21
                 (Pre-refunded to 1/01/02)

        2,745   City of Cleveland, Ohio, First Mortgage Revenue Refunding Bonds,       1/02 at 102            AAA          2,888,015
                 Series F, 1992-B, 6.500%, 1/01/11 (Pre-refunded to 1/01/02)

        3,960   City of Cleveland, Ohio, Waterworks Improvement and Refunding          1/06 at 102            AAA          4,155,901
                 First Mortgage Revenue Bonds, Series 1996H, 5.750%, 1/01/26
                 (Pre-refunded to 1/01/06)

        1,950   City School District of Columbus, Franklin County, Ohio, School       12/02 at 102            AAA          2,083,419
                 Building Renovation and Improvement Bonds (General Obligation -
                 Unlimited Tax), Series 1992, 6.650%, 12/01/12
                 (Pre-refunded to 12/01/02)

        3,250   County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia              8/01 at 102            AAA          3,432,878
                 Health System), Series 1991, 7.000%, 8/15/23
                 (Pre-refunded to 8/15/01)

        1,500   County of Cuyahoga, Ohio, Hospital Improvement Revenue Bonds           1/02 at 102         AA-***          1,577,955
                 (University Hospitals Health System, Inc. Project), Series 1992,
                 6.500%, 1/15/19 (Pre-refunded to 1/15/02)

        2,000   Dublin City School District, Franklin, Delaware and Union Counties,   12/02 at 102            AAA          2,111,060
                 Ohio, Various Purpose School Building Construction and Improvement
                 Bonds (General Obligation - Unlimited Tax), 6.200%, 12/01/19
                 (Pre-refunded to 12/01/02)

        2,905   County of Franklin, Ohio, First Mortgage Revenue Bonds (Online        No Opt. Call            AAA          3,176,356
                 Computer Library Center, Inc. Project), Series 1979, 7.500%, 6/01/09

        3,250   City of Garfield Heights, Ohio, Hospital Improvement and Refunding    11/02 at 102         AA-***          3,464,305
                 Revenue Bonds (Marymount Hospital Project), Series 1992B,
                 6.650%, 11/15/11 (Pre-refunded to 11/15/02)

        1,000   Hamilton County, Ohio, Sewer System Improvement and Refunding          6/01 at 102            AAA          1,048,370
                 Revenue Bonds, Series 1991A (The Metropolitan Sewer District
                 of Greater Cincinnati), 6.700%, 12/01/13 (Pre-refunded to 6/01/01)

        3,000   Kent State University (A State University of Ohio), General Receipts   5/02 at 102            AAA          3,171,420
                 Bonds, Series 1992, 6.500%, 5/01/22 (Pre-refunded to 5/01/02)

        1,000   City of Lakewood, Ohio, Various Purpose General Obligation Bonds      12/02 at 102         Aa3***          1,063,390
                 (Limited Tax Obligation Bonds), Series 1992, 6.500%, 12/01/12
                 (Pre-refunded to 12/01/02)

        2,100   Lakota Local School District, County of Butler, Ohio, School          12/05 at 100            AAA          2,233,959
                 Improvement Bonds (General Obligation - Unlimited Tax),
                 Series 1994, 6.250%, 12/01/14 (Pre-refunded to 12/01/05)

        1,400   City of Middleburg Heights, Ohio, Hospital Improvement Revenue         8/01 at 102            AAA          1,472,758
                 Bonds (Southwest General Hospital Project), Series 1991,
                 6.750%, 8/15/21 (Pre-refunded to 8/15/01)

        1,000   City of Newark, Ohio, Water System Improvement Bonds                  12/03 at 102            AAA          1,057,980
                 (General Obligation - Limited Tax), 6.000%, 12/01/18
                 (Pre-refunded to 12/01/03)

           50   Ohio Water Development Authority, Water Development Revenue           12/00 at 100            AAA             51,501
                 Refunding Bonds, Refunding and Improvement Series,
                 8.000%, 12/01/18 (Pre-refunded to 12/01/00)

                            Portfolio of Investments (Unaudited)
                            NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO) (continued)
                            January 31, 2000

   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$       2,500   Commonwealth of Puerto Rico, Public Improvement Bonds of 1992      7/02 at 101 1/2            AAA         $2,651,625
                 (General Obligation Bonds), 6.600%, 7/01/13
                 (Pre-refunded to 7/01/02)

        1,400   Reynoldsburg City School District, Ohio, General Obligation Bonds     12/02 at 102            AAA          1,492,120
                 for School Building Construction and Improvement,
                 6.550%, 12/01/17 (Pre-refunded to 12/01/02)

        1,000   Solon City School District, Ohio, School Improvement Bonds,           12/01 at 102         N/R***          1,062,020
                 Series 1990, General Obligation - Unlimited Tax Bonds,
                 7.150%, 12/01/13 (Pre-refunded to 12/01/01)

        3,500   University of Cincinnati, General Receipts Bonds, Series O,           12/02 at 102          AA***          3,703,525
                 6.300%, 6/01/12 (Pre-refunded to 12/01/02)

        1,000   University of Toledo, Ohio, General Receipts Bonds, Series B,         12/02 at 102            AAA          1,048,760
                 5.900%, 6/01/20 (Pre-refunded to 12/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 8.0%

        3,000   City of Cleveland, Ohio, Public Power System Improvement First        11/01 at 102            AAA          3,161,940
                 Mortgage Revenue Bonds, Series 1991B, 7.000%, 11/15/17

        1,250   City of Hamilton, Ohio, Electric System Mortgage Revenue Bonds,       10/02 at 102            AAA          1,258,275
                 Series 1992B, 6.300%, 10/15/25

        4,000   Ohio Air Quality Development Authority, Collateralized Pollution       6/02 at 103            AAA          4,351,080
                 Control Revenue Refunding Bonds  (The Cleveland Electric
                 Illuminating Company Project), Series 1992, 8.000%, 12/01/13

                Ohio Air Quality Development Authority, Air Quality Development
                Revenue Refunding Bonds (JMG Funding, Limited Partnership
                Project), Series 1994:
        2,000    6.375%, 1/01/29 (Alternative Minimum Tax)                            10/04 at 102            AAA          2,007,300
        4,000    6.375%, 4/01/29 (Alternative Minimum Tax)                            10/04 at 102            AAA          4,014,600

        3,000   Ohio Air Quality Development Authority, Air Quality Development        4/07 at 102            AAA          2,723,970
                 Revenue Bonds (JMG Funding, Limited Partnership Project),
                 Series 1997, 5.625%, 1/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 7.9%

        1,000   City of Cleveland, Ohio, Waterworks Improvement First Mortgage        No Opt. Call            AAA            941,380
                 Refunding Revenue Bonds, Series G of 1993, 5.500%, 1/01/21

                City of Cleveland, Ohio, Waterworks Improvement First Mortgage
                Revenue Refunding Bonds, Series F of 1992B:
          255    6.500%, 1/01/11                                                       1/02 at 102            AAA            267,684
        3,720    6.250%, 1/01/16                                                       1/02 at 102            AAA          3,758,911

        2,000   City of Cleveland, Ohio, Waterworks Improvement and Refunding          1/08 at 101            AAA          1,662,520
                 Revenue Bonds, Series I of 1998, 5.000%, 1/01/28

           40   City of Cleveland, Ohio, Waterworks Improvement and Refunding          1/06 at 102            AAA             38,062
                 First Mortgage Revenue Bonds, Series H of 1996, 5.750%, 1/01/26

        2,500   City of Columbus, Ohio, Sewerage System Revenue Refunding              6/02 at 102            Aa2          2,597,021
                 Bonds, Series 1992, 6.250%, 6/01/08

        1,000   Greene County, Ohio, Sewer System Revenue Bonds (Governmental         12/08 at 102            AAA            877,750
                 Enterprise Revenue Bonds), Series 1998, 5.250%, 12/01/25

        1,000   County of Montgomery, Ohio, Water Revenue Bonds, Greater Moraine      11/02 at 102            AAA          1,011,610
                 Beavercreek Sewer District, Series 1992, 6.250%, 11/15/17

        2,000   Northeast Ohio Regional Sewer District, Wastewater Improvement        11/05 at 101            AAA          1,951,600
                 Revenue Refunding Bonds, Series 1995, 5.600%, 11/15/16

        1,000   Ohio Water Development Authority, Water Development Revenue            6/05 at 102            AAA            981,740
                 Bonds, 1995 Fresh Water Series, 5.900%, 12/01/21

        1,250   City of Oxford, Ohio, Water Supply System Mortgage Revenue            12/02 at 102            AAA          1,271,600
                 Refunding Bonds, Series 1992, 6.000%, 12/01/14

        2,000   Southwest Regional Water District, Ohio, Waterworks System            12/05 at 101            AAA          1,982,200
                 Revenue Bonds, Series 1995, 6.000%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------
$     212,705   Total Investments - (cost $211,993,336) - 97.1%                                                          212,520,205
=============

   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 2.4%

$       1,600   Ohio Air Quality Development Authority, Air Quality Development                            VMIG-1         $1,600,000
                 Revenue Refunding Bonds (The  Cincinnati Gas and Electric
                 Company Project), Variable Rate Demand Bonds, 1995 Series A,
                 3.550%, 9/01/30+

        3,600   Ohio Air Quality Development Authority, Pollution Control Revenue                            A-1+          3,600,000
                 Bonds (The Cincinnati Gas and Electric Company Project),Variable
                 Rate Demand Bonds, Series 1985A, 3.600%, 12/01/15+
------------------------------------------------------------------------------------------------------------------------------------
$       5,200   Total Short-Term Investments - (cost $5,200,000)                                                           5,200,000
=============
                Other Assets Less Liabilities - 0.5%                                                                       1,148,447
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $218,868,652
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments (Unaudited)
                            NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX)
                            January 31, 2000
   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 1.5%

$       3,000   Guadalupe-Blanco River Authority, Sewage and Solid Waste Disposal      4/06 at 102            AA-         $3,000,600
                 Facility Bonds (E.I. du Pont de Nemours and Company Project),
                 Series 1996, 6.400%, 4/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 7.7%

        2,255   Brazos Higher Education Authority, Inc., Student Loan Revenue          3/02 at 102              A          2,360,534
                 Refunding Bonds, Series 1992A, 6.875%, 9/01/04
                 (Alternative Minimum Tax)

        1,055   Brazos Higher Education Authority, Inc., Student Loan Revenue         No Opt. Call            Aaa          1,110,029
                 Refunding Bonds, Series 1992C-1, 6.650%, 11/01/04
                 (Alternative Minimum Tax)

          205   Brazos Higher Education Authority, Inc., Student Loan Revenue         No Opt. Call              A            216,209
                 Refunding Bonds, Subordinate Series 1993A-2, 6.800%, 12/01/04
                 (Alternative Minimum Tax)

        4,035   City of Bryan, Brazos County, Texas, Lease Revenue Bonds (Blinn       10/05 at 100            AAA          3,711,312
                 College Project), Series 1995, 5.300%, 10/01/16

        1,000   City of Georgetown, Higher Education Finance Corporation, Higher       2/04 at 100             A+          1,018,640
                 Education Revenue Bonds (Southwestern University Project),
                 Series 1994, 6.300%, 2/15/14

        2,500   North Texas Higher Educational Authority, Inc., Student Loan           4/03 at 102             Aa          2,536,725
                 Revenue Bonds, Series 1993C, 6.100%, 4/01/08
                 (Alternative Minimum Tax)

        1,000   Southwest Higher Education Authority, Texas, Higher Educational       10/08 at 101             A+            818,690
                 Facilities Revenue Bonds (Southern Methodist University),
                 Series 1998D, 5.000%, 10/01/22

        1,445   Tyler Junior College District, Smith and Van Zanlt Counties, Texas,    8/04 at 100            AAA          1,453,800
                 Combined Fee Improvement Revenue and Refunding Bonds,
                 Series 1994, 5.900%, 8/15/13

        2,000   Board of Regents of the University of Houston System, Consolidated     2/05 at 100            AAA          2,000,360
                 Revenue Bonds, Series 1995, 6.000%, 2/15/17


------------------------------------------------------------------------------------------------------------------------------------
                Energy - 5.3%

        5,000   Gulf Coast Waste Disposal Authority (Valero Energy Corporation         4/08 at 102           BBB-          4,012,950
                 Project), Series 1998, 5.600%, 4/01/32 (Alternative Minimum Tax)

        5,000   Gulf Coast Industrial Development Authority, Waste Disposal Revenue    6/08 at 102           BBB-          4,023,500
                 Bonds (Valero Refining and Marketing Company Project),
                 Series 1997, 5.600%, 12/01/31 (Alternative Minimum Tax)

        3,000   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal             4/09 at 101           BBB-          2,449,980
                 Revenue Bonds (Valero Energy  Corporation Project),
                 Series 1999, 5.700%, 4/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 10.8%

        3,500   Abilene Health Facilities Development Corporation (Texas),             9/05 at 102            AAA          3,435,670
                 Hospital Revenue Refunding and Improvement Bonds (Hendrick
                 Medical Center Project), Series 1995C, 6.150%, 9/01/25

        2,000   Brazos County Health Facilities Development Corporation, Franciscan    7/07 at 102            AAA          1,717,480
                 Services Corporation Obligated  Group Revenue Bonds, Series 1997B,
                 5.375%, 1/01/28

        1,000   Harris County Health Facilities Development Corporation               10/09 at 101             AA            825,710
                 (Texas Children's Hospital Project), Hospital Revenue Bonds,
                 Series 1999A, 5.250%, 10/01/29

        5,750   Midland County Hospital District, Hospital Revenue Bonds,             No Opt. Call             A-          2,879,888
                 Series 1992, 0.000%, 6/01/11

        1,760   Parker County Hospital District, Texas, Hospital Revenue Bonds         8/09 at 102            BBB          1,560,821
                 (Campbell Health System), Series 1999, 6.250%, 8/15/19

        4,500   Port of Corpus Christi Authority of Nueces County (Texas), Pollution   4/02 at 102            BBB          4,493,115
                 Control Revenue Bonds (Hoechst Celanese Corporation),
                 Series 1992, 6.875%, 4/01/17 (Alternative Minimum Tax)

        5,350   Richardson Hospital Authority (Texas), Hospital Revenue Refunding     12/08 at 101           BBB+          4,146,304
                 and Improvement Bonds (Baylor/Richardson Medical Center Project),
                 Series 1998, 5.625%, 12/01/28

        1,050   Tarrant County Health Facilities Development Corporation (Texas),     11/08 at 101             A-            836,304
                 Hospital Revenue Bonds (Adventist Health System / Sunbelt
                 Obligated Group), Series 1998, 5.375%, 11/15/20

   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

                Health Care (continued)

$       1,500   Texas Health Facilities Development Corporation, Hospital Revenue      8/03 at 102            AAA         $1,499,055
                 Bonds (All Saints Episcopal Hospitals of Fort Worth Project),
                 Series 1993B, 6.250%, 8/15/22


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 6.4%

        1,095   Baytown Housing Finance Corporation, Single Family Mortgage            9/02 at 103            Aa2          1,173,818
                 Revenue Refunding Bonds, Series 1992A, 8.500%, 9/01/11

          940   El Paso Housing Finance Corporation, Single Family Mortgage            4/01 at 103             A2          1,004,681
                 Revenue Refunding Bonds, Series 1991A, 8.750%, 10/01/11

          670   City of Galveston Property Finance Authority, Inc., Single Family      9/01 at 103             A3            720,766
                 Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11

        1,800   Harrison County Finance Corporation, Single Family Mortgage           12/01 at 103             A1          1,840,662
                 Revenue Refunding Bonds, Series 1991, 8.875%, 12/01/11

        1,160   Houston Housing Finance Corporation, Single Family Mortgage            6/03 at 102            AAA          1,163,039
                 Revenue Refunding Bonds, Series 1993A, 5.950%, 12/01/10

          720   Port Arthur Housing Finance Corporation, Single Family Mortgage        9/02 at 103              A            776,506
                 Revenue Refunding Bonds, Series 1992, 8.700%, 3/01/12

        2,450   Texas Department of Housing and Community Affairs, Single Family       9/06 at 102            AAA          2,408,105
                 Mortgage Revenue Bonds, Series 1996E, 6.000%, 9/01/17

        2,565   Travis County Housing Finance Corporation (Texas), Residential        12/01 at 103            AAA          2,631,998
                 Mortgage Bonds (GNMA and FNMA Mortgage-Backed Securities
                 Program), Senior Bonds, Series 1991A, 7.050%, 12/01/25

          970   Victoria Housing Finance Corporation, Single Family Mortgage          No Opt. Call            Aaa          1,015,435
                 Revenue Refunding Bonds, Series 1995, 8.125%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 2.8%

        3,400   Bell County Health Facilities Development Corporation, Retirement     11/08 at 101             A-          2,728,772
                 Facility Revenue Bonds (Buckner Services, Inc., Obligated Group
                 Project), Series 1998, 5.250%, 11/15/19

                Tarrant County Health Facilities Development Corporation, Tax-Exempt
                Mortgage Revenue Bonds (South Central Nursing Homes, Inc. Project),
                Series 1997A:
        1,000    6.000%, 1/01/37 (Mandatory put 1/01/26)                               1/08 at 105            AAA            943,140
        2,000    6.000%, 1/01/37                                                       1/08 at 105            AAA          1,886,280


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 12.8%

        1,000   Caddo Mills Independent School District (Hunt County, Texas),          2/05 at 100            AAA          1,062,610
                 Unlimited Tax School Building and Refunding Bonds, Series 1995,
                 6.375%, 8/15/25

        4,130   Coppell Independent School District (Dallas County, Texas),       8/09 at 75 11/32            AAA          1,689,129
                 Unlimited Tax School Building and Refunding Bonds, Series 1992,
                 0.000%, 8/15/14

        1,475   City of Corpus Christi (Texas), General Improvement and Refunding      3/02 at 100            AAA          1,530,445
                 Bonds, Series 1992, 6.700%, 3/01/08

        2,800   City of Ennis (Ennis County, Texas), General Obligation Refunding      8/02 at 100            AAA          2,891,924
                 and Improvement Bonds, Series 1992, 6.500%, 8/01/13

        3,600   Klein Independent School District (Harris County, Texas), Unlimited    8/09 at 100            AAA          3,158,964
                 Tax Schoolhouse Bonds, Series 1999A, 5.000%, 8/01/18

        1,545   Montgomery County (A Political Subdivision of the State of Texas),  9/07 at 72 3/8            AAA            659,236
                 Refunding Bonds, Series 1997, 0.000%, 3/01/14

        1,825   Socorro Independent School District (El Pasco County, Texas),          2/06 at 100            Aaa          1,748,770
                 Unlimited Tax School Building Bonds, Series 1996, 5.750%, 2/15/21

        2,000   State of Texas, Veterans Land Bonds, General Obligation Bonds,        12/04 at 100            Aa1          2,010,060
                 Series 1994, 6.400%, 12/01/24 (Alternative Minimum Tax)

        3,490   State of Texas, Veterans Housing Assistance Bonds, General            12/03 at 102            Aa1          3,592,536
                 Obligation Bonds, Series 1993, 6.800%, 12/01/23
                 (Alternative Minimum Tax)

        6,290   State of Texas, College Student Loan Bonds, Series 1997,               8/10 at 100            Aa1          5,122,073
                 5.000%, 8/01/22 (Alternative Minimum Tax)

                            Portfolio of Investments (Unaudited)
                            NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX) (continued)
                            January 31, 2000
   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/General (continued)

$       1,225   Weslaco Independent School District (Hidalgo County, Texas),           2/06 at 100            Aaa         $1,205,192
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 1996, 5.700%, 2/15/15

                West Independent School District (McLennan and Hill Counties,
                Texas), Unlimited Tax School Building and Refunding Bonds,
                Series 1998:
        1,000    0.000%, 8/15/22                                                   8/13 at 61 7/32            AAA            237,040
        1,000    0.000%, 8/15/23                                                  8/13 at 57 31/32            AAA            221,860
        1,000    0.000%, 8/15/24                                                    8/13 at 54 7/8            AAA            207,620


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 7.7%

        4,500   City of Austin, Texas, Hotel Occupancy Tax Subordinate Lien Revenue   11/09 at 100            AAA          4,267,395
                 Refunding Bonds, Series 1999, 5.800%, 11/15/29

        2,915   Canadian River Municipal Water Authority, Texas, Contract Revenue      2/09 at 100            AAA          2,741,878
                 and Refunding Bonds (Conjunctive Use Groundwater Supply Project),
                 Series 1999, 5.500%, 2/15/18

        1,450   Industrial Development Corporation of the City of Galveston, Sales     9/05 at 100            AAA          1,427,221
                 Tax Revenue Bonds, Series 1995, 5.750%, 9/01/15

        1,575   Harris County, Texas, Toll Road Unlimited Tax and Subordinate          8/02 at 102            Aa1          1,639,827
                 Lien Revenue Refunding Bonds, Series 1992A, 6.500%, 8/15/15

          800   City of Laredo, Webb County, Texas, Combination Tax and Waterworks     8/04 at 100            AAA            822,672
                 System, Revenue Certificates of Obligation, Series 1994,
                 5.625%, 8/15/11

        4,580   City of San Antonio, Texas, Hotel Occupancy Tax Revenue Bonds          8/06 at 102            AAA          4,260,545
                 (Henry B. Gonzalez Convention Center Project), 5.700%, 8/15/26


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 13.5%

        5,295   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds    12/00 at 102           Baa1          5,376,119
                 (American Airlines, Inc. Project), Series 1990, 7.500%, 12/01/29
                 (Alternative Minimum Tax)

        5,020   Dallas-Fort Worth International Airport Facility Improvement           5/02 at 102            AAA          5,128,081
                 Corporation, Revenue Bonds, United Parcel Service, Inc.,
                 Series 1992, 6.600%, 5/01/32 (Alternative Minimum Tax)

        5,050   Dallas-Fort Worth International Airport Facility Improvement          11/09 at 101           Baa1          4,675,290
                 Corporation, American Airlines, Inc. Revenue Bonds, Series 1999,
                 6.375%, 5/01/35 (Alternative Minimum Tax)

        3,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,   8/04 at 102            AAA          2,706,570
                 Series 1994, 5.375%, 8/15/20

          220   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,   8/02 at 102            AAA            223,654
                 Series 1992A, 6.500%, 8/15/17

          320   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,   2/00 at 100            AAA            320,400
                 Series 1992B, 6.625%, 8/15/17

        5,000   City of Houston, Texas, Airport System Subordinate Lien Revenue        7/01 at 102            AAA          5,192,350
                 Bonds, Series 1991A, 6.750%, 7/01/21 (Alternative Minimum Tax)

        3,300   City of Houston, Texas, Airport System Special Facilities Revenue      7/07 at 100            AAA          3,047,385
                 Bonds (Automated People Mover Project), Series 1997A,
                 5.500%, 7/15/17 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 19.9%

          295   Abilene Housing Development Corporation, First Lien Revenue Bonds,    No Opt. Call         N/R***            310,688
                 Series 1978, 7.000%, 7/01/08

        4,500   Amarillo Health Facilities Corporation Hospital Revenue Bonds          1/02 at 102            AAA          4,729,320
                 (High Plains Baptist Hospital Project), Series 1992C,
                 6.500%, 1/01/07 (Pre-refunded to 1/01/02)

        3,500   City of Austin, Texas, Combined Utility Systems Revenue Refunding      5/01 at 102           A***          3,666,355
                 Bonds, Series 1991, 6.750%, 5/15/12 (Pre-refunded to 5/15/01)

        1,000   The City of Beaumont, Texas, Public Improvement Bonds, Series 1992,    3/02 at 100            AAA          1,031,270
                 6.250%, 3/01/10 (Pre-refunded to 3/01/02)

        2,000   City of Brownsville, Texas, General Obligation Refunding Bonds,        2/01 at 100            AAA          2,051,580
                 Series 1991, 6.750%, 2/15/12 (Pre-refunded to 2/15/01)

        1,500   City of Brownsville, Texas, Utilities System Priority Revenue Bonds,   9/00 at 102            AAA          1,551,525
                 Series 1990, 6.500%, 9/01/17 (Pre-refunded to 9/01/00)

        1,975   City of Corpus Christi, Texas, General Improvement and Refunding       3/02 at 100            AAA          2,054,217
                 Bonds, Series 1992, 6.700%, 3/01/08 (Pre-refunded to 3/01/02)

   Principal                                                                         Optional Call                            Market
 Amount (000)   Description                                                            Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$       1,500   City of Dallas, Texas (Dallas, Denton and Collin Counties),            1/02 at 100            AAA         $1,543,320
                 Combination Tax and Surplus Revenue, Certificates of Obligation,
                 Series 1992, 6.250%, 1/01/20 (Pre-refunded to 1/01/02)

        1,185   Fort Bend County Levee Improvement District No. 11 (A Political        9/04 at 100            AAA          1,281,080
                 Subdivision of the State of Texas), Unlimited Tax Levee Improvement
                 Bonds, Series 1994, 6.900%, 9/01/17 (Pre-refunded to 9/01/04)

        1,780   Harris County, Texas, Toll Road Senior Lien Revenue Refunding          8/02 at 102            AAA          1,887,565
                 Bonds, Series 1992A, 6.500%, 8/15/17 (Pre-refunded to 8/15/02)

          425   Harris County, Texas, Toll Road Unlimited Tax and Subordinate Lien     8/02 at 102         Aa1***            450,262
                 Revenue Refunding Bonds, Series 1992, 6.500%, 8/15/15
                 (Pre-refunded to 8/15/02)

        6,110   Harris County Health Facilities Development Corporation, Hospital      6/02 at 102          A3***          6,491,997
                 Revenue Bonds (Memorial Hospital System Project), Series 1992,
                 7.125%, 6/01/15 (Pre-refunded to 6/01/02)

          485   City of Houston, Texas, Water and Sewer System, Junior Lien           12/01 at 102            AAA            509,478
                 Revenue Refunding Bonds, Series 1991C, 6.375%, 12/01/17
                 (Pre-refunded to 12/01/01)

        1,000   North Central Texas Health Facilities Development Corporation,        No Opt. Call            AAA            958,230
                 Hospital Revenue Bonds (Presbyterian Healthcare System Project),
                 Series 1996B, 5.750%, 6/01/26

        2,500   Retama Development Corporation, Special Facilities Revenue            No Opt. Call            AAA          3,296,125
                 Bonds (Retama Park Racetrack Project), Series 1993,
                 8.750%, 12/15/17

                City of San Antonio, Texas, Water System Revenue Refunding Bonds,
                Series 1992:
        1,310    6.500%, 5/15/10 (Pre-refunded to 5/15/02)                             5/02 at 102            AAA          1,384,932
          665    6.500%, 5/15/10                                                      No Opt. Call            AAA            722,217

        5,400   Travis County Health Facilities Development Corporation, Hospital     11/03 at 102          Aa***          5,362,956
                 Revenue Bonds (Daughters of Charity National Health System -
                 Daughters of Charity Health Services of Austin), Series 1993B,
                 6.000%, 11/15/22


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 5.7%

        2,000   Brazos River Authority (Texas), Collateralized Pollution Control       3/01 at 102           BBB+          2,079,560
                 Revenue Bonds (Texas Utilities Electric Company Project),
                 Series 1994A, 7.875%, 3/01/21 (Alternative Minimum Tax)

        1,500   Brazos River Authority (Texas), Collateralized Pollution Control      12/02 at 102            AAA          1,507,530
                 Revenue Refunding Bonds (Texas Utilities Electric Company
                 Project), Series 1992, 6.500%, 12/01/27 (Alternative Minimum Tax)

        2,000   Brazos River Authority (Texas), Pollution Control Revenue Refunding    5/08 at 102            AAA          1,738,680
                 Bonds (Texas Utilities Electric Company Project), Series 1998A,
                 5.550%, 5/01/33 (Alternative Minimum Tax)

        5,500   Brazos River Authority (Texas), Revenue Refunding Bonds                4/09 at 101           BBB+          4,648,600
                 (Reliant Energy, Incorporated Project), Series 1999A,
                 5.375%, 4/01/19

        1,500   Matagorda County Navigation District Number One (Texas), Pollution     7/03 at 102             A-          1,356,750
                 Control Revenue Refunding Bonds (Central Power and Light
                 Company Project), Series 1993, 6.000%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 4.2%

        7,000   City of Houston, Texas, Water and Sewer System, Junior Lien           No Opt. Call            AAA          1,166,130
                 Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/27

        1,000   City of Houston, Texas, Water and Sewer System, Prior Lien Revenue    12/02 at 102             A+          1,022,570
                 Refunding Bonds, Series 1992B, 6.375%, 12/01/14

        3,515   City of Houston, Texas, Water and Sewer System, Junior Lien           12/01 at 102            AAA          3,547,936
                 Revenue Refunding Bonds, Series 1991C, 6.375%, 12/01/17

        2,525   City of San Antonio, Texas, Water System Revenue Refunding             5/02 at 102            AAA          2,651,097
                 Bonds, Series 1992, 6.500%, 5/15/10
------------------------------------------------------------------------------------------------------------------------------------
$     215,750   Total Investments - (cost $199,038,287) - 98.3%                                                          194,569,694
=============
                Other Assets Less Liabilities - 1.7%                                                                       3,304,781
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $197,874,475
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS (Unaudited)
January 31, 2000
                                                        ARIZONA          MICHIGAN         MICHIGAN            OHIO             TEXAS
                                                        PREMIUM           QUALITY          PREMIUM         QUALITY           QUALITY
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities,
at market value                                     $88,295,567      $249,750,148     $156,882,374    $212,520,205      $194,569,694
Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value                                         800,000           700,000                --      5,200,000                --
Cash                                                    272,220           950,513           481,886             --           868,045
Receivables:
   Interest                                             801,340         3,789,450         2,300,490      2,642,261         3,457,813
   Investments sold                                      20,051                --                --             --                --
Other assets                                              3,200             9,987             1,134          6,526             1,935
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                   90,192,378       255,200,098       159,665,884    220,368,992       198,897,487
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                                              --                --                --        390,259                --
 Accrued expenses:
   Management fees                                       49,545           138,896            87,511        119,820           108,683
   Other                                                 92,004           123,445           178,642        181,144           163,116
 Preferred share dividends payable                       12,164            33,914            24,052         34,468            33,757
 Common share dividends payable                         307,361           880,775           531,029        774,649           717,456
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                 461,074         1,177,030           821,234      1,500,340         1,023,012
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                          $89,731,304      $254,023,068      $158,844,650   $218,868,652      $197,874,475
====================================================================================================================================
Preferred shares, at liquidation value              $30,000,000      $ 94,000,000      $ 56,000,000   $ 77,000,000      $ 69,000,000
====================================================================================================================================
Preferred shares outstanding                              1,200             3,760             2,240          3,080             2,760
====================================================================================================================================
Common shares outstanding                             4,360,259        11,514,001         7,695,609      9,447,120         9,440,810
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value,
   divided by Common shares outstanding)            $     13.70      $      13.90      $      13.36   $      15.02      $      13.65
====================================================================================================================================


                                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended January 31, 2000
                                                        ARIZONA         MICHIGAN          MICHIGAN             OHIO           TEXAS
                                                        PREMIUM          QUALITY           PREMIUM          QUALITY         QUALITY
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                   $ 2,694,293      $ 7,895,897       $ 4,811,151      $ 6,646,090     $ 6,317,466
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                         300,641          842,344           531,545          723,424         662,905
Preferred shares - auction fees                          37,808          106,768            70,575           97,042          86,958
Preferred shares - dividend disbursing agent fees         5,042           10,081            10,081           15,123          10,081
Shareholders' servicing agent fees and expenses             996            6,892            10,633           12,082           4,442
Custodian's fees and expenses                            25,014           46,494            23,570           45,972          40,818
Directors'/Trustees' fees and expenses                    2,927            3,883             3,239            3,498           3,403
Professional fees                                         5,839            8,386             8,188            7,259           7,008
Shareholders' reports - printing and mailing expenses    11,744           25,379            22,965           28,209          23,067
Stock exchange listing fees                               7,289           12,413             5,405            5,474           5,412
Investor relations expense                                4,141           11,761             7,996           10,678           9,012
Other expenses                                            4,631            9,870             6,103           12,651           8,362
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit              406,072        1,084,271           700,300          961,412         861,468
   Custodian fee credit                                  (5,950)         (19,781)           (7,022)         (21,691)        (16,680)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                            400,122        1,064,490           693,278          939,721         844,788
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 2,294,171        6,831,407         4,117,873        5,706,369       5,472,678
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions   586,162          (69,108)          374,472         (339,786)       (966,010)
Change in net unrealized appreciation (depreciation)
   of investments                                    (5,708,237)     (13,756,835)      (10,441,596)      (9,980,377)    (11,969,238)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                     (5,122,075)     (13,825,943)      (10,067,124)     (10,320,163)    (12,935,248)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                  $(2,827,904)    $ (6,994,536)     $ (5,949,251)    $ (4,613,794)    $(7,462,570)
====================================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                        ARIZONA PREMIUM                    MICHIGAN QUALITY                   MICHIGAN PREMIUM
                                ------------------------------     -------------------------------    -----------------------------
                                   SIX MONTHS       YEAR ENDED        SIX MONTHS        YEAR ENDED       SIX MONTHS      YEAR ENDED
                                ENDED 1/31/00          7/31/99     ENDED 1/31/00           7/31/99    ENDED 1/31/00         7/31/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 2,294,171      $ 4,613,736       $ 6,831,407      $ 13,203,200      $ 4,117,873     $ 8,041,945
Net realized gain (loss) from
   investment transactions            586,162          430,224           (69,108)        1,597,218          374,472         629,510
Change in net unrealized
   appreciation
   (depreciation) of investments   (5,708,237)      (2,826,155)      (13,756,835)       (9,085,760)     (10,441,596)     (5,477,686)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets from operations          (2,827,904)       2,217,805        (6,994,536)        5,714,658       (5,949,251)      3,193,769
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net
investment income:
   Common shareholders             (1,912,781)      (3,625,685)       (5,343,683)      (10,504,407)      (3,185,733)     (6,315,050)
   Preferred shareholders            (526,401)        (905,767)       (1,525,651)       (2,399,721)        (976,817)     (1,644,995)
From accumulated net realized
   gains from investment transactions:
   Common shareholders                     --               --          (871,610)         (698,100)              --              --
   Preferred shareholders                  --               --          (233,861)         (176,288)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (2,439,182)      (4,531,452)       (7,974,805)      (13,778,516)      (4,162,550)     (7,960,045)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions       223,443         542,570           401,252         1,645,159          104,960         167,049
Preferred shares - net proceeds
   from sale of shares                      --              --                --        13,750,608               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions          223,443         542,570           401,252        15,395,767          104,960         167,049
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets                    (5,043,643)     (1,771,077)      (14,568,089)        7,331,909      (10,006,841)     (4,599,227)
Net assets at the
   beginning of period              94,774,947      96,546,024       268,591,157       261,259,248      168,851,491     173,450,718
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period    $89,731,304     $94,774,947      $254,023,068      $268,591,157     $158,844,650    $168,851,491
====================================================================================================================================
Balance of undistributed net
   investment income at the
   end of period                   $   148,920     $   293,931      $    442,497      $    480,424     $    343,771    $    388,448
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                     OHIO QUALITY                            TEXAS QUALITY
                                                          ----------------------------------       --------------------------------
                                                             SIX MONTHS           YEAR ENDED          SIX MONTHS         YEAR ENDED
                                                          ENDED 1/31/00              7/31/99       ENDED 1/31/00            7/31/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                     $  5,706,369          $ 11,408,295        $  5,472,678       $ 10,912,402
Net realized gain (loss) from investment transactions         (339,786)               76,311            (966,010)         1,295,649
Change in net unrealized appreciation
   (depreciation) of investments                            (9,980,377)           (4,993,222)        (11,969,238)        (7,972,278)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations       (4,613,794)            6,491,384          (7,462,570)         4,235,773
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                      (4,641,983)           (9,243,823)         (4,305,008)        (8,508,627)
   Preferred shareholders                                   (1,302,631)           (2,225,720)         (1,118,499)        (2,109,132)
From accumulated net realized gains
   from investment transactions:
   Common shareholders                                              --                    --            (875,163)          (701,466)
   Preferred shareholders                                           --                    --            (214,112)          (203,285)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                            (5,944,614)          (11,469,543)         (6,512,782)       (11,522,510)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                        466,269               998,544              65,432            402,016
Preferred shares - net proceeds from sale of shares                 --                    --                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions     446,269               998,544              65,432            402,016
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                      (10,092,139)           (3,979,615)        (13,909,920)        (6,884,721)
Net assets at the beginning of period                      228,960,791           232,940,406         211,784,395        218,669,116
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                           $218,868,652          $228,960,791        $197,874,475       $211,784,395
===================================================================================================================================
Balance of undistributed net investment
   income at the end of period                            $    337,435          $    575,680        $    443,476       $    394,305
===================================================================================================================================

                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) and Nuveen Texas Quality Income Municipal Fund (NTX).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At January 31, 2000, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                             ARIZONA      MICHIGAN     MICHIGAN         OHIO        TEXAS
                                             PREMIUM       QUALITY      PREMIUM      QUALITY      QUALITY
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --            --          840          680          760
   Series Th                                   1,200         3,200        1,400        1,400        2,000
   Series Th2                                     --            --           --        1,000           --
   Series F                                       --           560           --           --           --
---------------------------------------------------------------------------------------------------------
Total                                          1,200         3,760        2,240        3,080        2,760
=========================================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2000.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Reclassification
Certain amounts have been reclassified in the 1999 Financial Highlights to conform to the 2000 presentation.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                                ARIZONA PREMIUM                 MICHIGAN QUALITY
                                         ---------------------------      ----------------------------
                                            SIX MONTHS    YEAR ENDED         SIX MONTHS     YEAR ENDED
                                         ENDED 1/31/00       7/31/99      ENDED 1/31/00        7/31/99
------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions         14,366        32,273             24,988         97,921
======================================================================================================
Preferred shares sold                               --            --                 --            560
======================================================================================================
                                               MICHIGAN PREMIUM                    OHIO QUALITY
                                         ---------------------------      ----------------------------
                                            SIX MONTHS    YEAR ENDED         SIX MONTHS     YEAR ENDED
                                         ENDED 1/31/00       7/31/99      ENDED 1/31/00        7/31/99
------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions          7,104        10,819             28,472         53,929
======================================================================================================
Preferred shares sold                               --            --                 --             --
======================================================================================================
                                                                                  TEXAS QUALITY
                                                                          ----------------------------
                                                                             SIX MONTHS     YEAR ENDED
                                                                          ENDED 1/31/00        7/31/99
------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                           4,273         25,102
======================================================================================================
Preferred shares sold                                                                --             --
======================================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid March 1, 2000, to shareholders of record on February 15, 2000, as follows:

                                             ARIZONA      MICHIGAN     MICHIGAN         OHIO        TEXAS
                                             PREMIUM       QUALITY      PREMIUM      QUALITY      QUALITY
---------------------------------------------------------------------------------------------------------
Dividend per share                            $.0705        $.0765       $.0690       $.0820       $.0760
=========================================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended January 31, 2000, were as follows:

                                             ARIZONA      MICHIGAN     MICHIGAN         OHIO        TEXAS
                                             PREMIUM       QUALITY      PREMIUM      QUALITY      QUALITY
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities         $ 9,184,685  $30,532,757  $40,308,801  $11,734,545  $25,733,610
   Short-term municipal securities         11,000,000   13,300,000   11,500,000    9,900,000    3,500,000
Sales and maturities:
   Long-term municipal securities          10,144,514   29,996,575   40,472,239   16,003,054   27,548,520
   Short-term municipal securities         10,200,000   13,600,000   11,500,000    4,700,000    3,500,000
=========================================================================================================

At January 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                              ARIZONA      MICHIGAN      MICHIGAN          OHIO         TEXAS
                                              PREMIUM       QUALITY       PREMIUM       QUALITY       QUALITY
-------------------------------------------------------------------------------------------------------------
                                          $90,176,458  $251,674,699  $160,379,923  $217,205,905  $199,038,287
=============================================================================================================

At July 31, 1999, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                        ARIZONA     MICHIGAN         OHIO
                                                                        PREMIUM      PREMIUM      QUALITY
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                                $     --   $       --   $  780,558
   2003                                                                 415,901      152,186       16,493
   2004                                                                      --    1,807,234      622,243
---------------------------------------------------------------------------------------------------------
Total                                                                  $415,901   $1,959,420   $1,419,294
=========================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at January 31, 2000, were as follows:

                                             ARIZONA      MICHIGAN     MICHIGAN         OHIO         TEXAS
                                             PREMIUM       QUALITY      PREMIUM      QUALITY       QUALITY
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                          $ 2,155,340   $ 8,530,380  $ 2,056,192  $ 5,364,905   $ 4,232,111
   depreciation                           (3,236,231)   (9,754,931)  (5,553,741)  (4,850,605)   (8,700,704)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)                        $(1,080,891)  $(1,224,551) $(3,497,549) $   514,300   $(4,468,593)
==========================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At January 31, 2000, net assets consisted of:

                                                                        ARIZONA      MICHIGAN       MICHIGAN
                                                                        PREMIUM       QUALITY        PREMIUM
------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                             $30,000,000  $ 94,000,000   $ 56,000,000
Common shares, $.01 par value per share                                  43,603       115,140         76,956
Paid-in surplus                                                      60,449,411   160,759,917    107,504,120
Balance of undistributed net investment income                          148,920       442,497        343,771
Accumulated net realized gain (loss) from investment transactions       170,261       (84,432)    (1,582,648)
Net unrealized appreciation (depreciation) of investments            (1,080,891)   (1,210,054)    (3,497,549)
------------------------------------------------------------------------------------------------------------
Net assets                                                          $89,731,304  $254,023,068   $158,844,650
============================================================================================================
Authorized shares:
   Common                                                           200,000,000   200,000,000    200,000,000
   Preferred                                                          1,000,000     1,000,000      1,000,000
============================================================================================================
                                                                                         OHIO          TEXAS
                                                                                      QUALITY        QUALITY
------------------------------------------------------------------------------------------------------------

Preferred shares, $25,000 stated value per share,
   at liquidation value                                                          $ 77,000,000   $ 69,000,000
Common shares, $.01 par value per share                                                94,471         94,408
Paid-in surplus                                                                   142,681,525    133,771,957
Balance of undistributed net investment income                                        337,435        443,476
Accumulated net realized gain (loss) from investment transactions                  (1,771,648)      (966,773)
Net unrealized appreciation (depreciation) of investments                             526,869     (4,468,593)
------------------------------------------------------------------------------------------------------------
Net assets                                                                       $218,868,652   $197,874,475
============================================================================================================
Authorized shares:
   Common                                                                         200,000,000      Unlimited
   Preferred                                                                        1,000,000      Unlimited
============================================================================================================


         FINANCIAL HIGHLIGHTS (Unaudited)
         Selected data for a Common share outstanding throughout each period:
                                           INVESTMENT OPERATIONS
                                    ----------------------------------
                                                  NET
                                                  REALIZED/
                  BEGINNING         NET           UNREALIZED
                  NET ASSET         INVESTMENT    INVESTMENT
                  VALUE             INCOME        GAIN (LOSS)    TOTAL
----------------------------------------------------------------------
ARIZONA PREMIUM
Year Ended 7/31:
    2000 (a)      $14.90            $ .52         $(1.16)        $(.64)
    1999           15.43             1.07           (.55)          .52
    1998           15.34             1.05            .10          1.15
    1997           14.51             1.06            .81          1.87
    1996           14.12             1.05            .38          1.43
    1995           13.61             1.07            .49          1.56
MICHIGAN QUALITY
Year Ended 7/31:
    2000 (a)       15.20              .59          (1.20)         (.61)
    1999           15.91             1.15           (.63)          .52
    1998           15.95             1.17           (.01)         1.16
    1997           15.28             1.18            .72          1.90
    1996           15.10             1.19            .27          1.46
    1995           15.02             1.21            .19          1.40
MICHIGAN PREMIUM
Year Ended 7/31:
    2000 (a)       14.68              .54          (1.32)         (.78)
    1999           15.30             1.05           (.64)          .41
    1998           15.14             1.04            .19          1.23
    1997           14.16             1.05            .97          2.02
    1996           13.73             1.05            .41          1.46
    1995           13.46             1.04            .31          1.35
OHIO QUALITY
Year Ended 7/31:
    2000 (a)       16.13              .60          (1.08)         (.48)
    1999           16.65             1.21           (.51)          .70
    1998           16.57             1.22            .09          1.31
    1997           15.69             1.23            .88          2.11
    1996           15.33             1.23            .35          1.58
    1995           14.84             1.22            .52          1.74
TEXAS QUALITY
Year Ended 7/31:
    2000 (a)       15.13             .58           (1.37)         (.79)
    1999           15.90             1.16           (.72)          .44
    1998           15.86             1.17            .07          1.24
    1997           15.06             1.19            .81          2.00
    1996           14.91             1.21            .21          1.42
    1995           14.53             1.22            .42          1.64
======================================================================
                                        LESS DISTRIBUTIONS
                  -----------------------------------------------------------------------
                  NET               NET
                  INVESTMENT        INVESTMENT    CAPITAL        CAPITAL
                  INCOME            INCOME        GAINS          GAINS
                  TO COMMON         TO PREFERRED  TO COMMON      TO PREFERRED
                  SHAREHOLDERS      SHAREHOLDERS+ SHAREHOLDERS   SHAREHOLDERS+   TOTAL
-----------------------------------------------------------------------------------------
ARIZONA PREMIUM
Year Ended 7/31:
    2000 (a)      $ (.44)           $(.12)        $ --           $ --            $  (.56)
    1999            (.84)            (.21)          --             --              (1.05)
    1998            (.83)            (.23)          --             --              (1.06)
    1997            (.82)            (.22)          --             --              (1.04)
    1996            (.80)            (.24)          --             --              (1.04)
    1995            (.78)            (.27)          --             --              (1.05)
MICHIGAN QUALITY
Year Ended 7/31:
    2000 (a)        (.46)            (.13)         (.08)          (.02)             (.69)
    1999            (.92)            (.21)         (.06)          (.02)            (1.21)
    1998            (.95)            (.24)         (.01)           --              (1.20)
    1997            (.95)            (.24)         (.03)          (.01)            (1.23)
    1996            (.95)            (.24)         (.07)          (.02)            (1.28)
    1995           (1.00)            (.26)         (.05)          (.01)            (1.32)
MICHIGAN PREMIUM
Year Ended 7/31:
    2000 (a)        (.41)            (.13)          --             --               (.54)
    1999            (.82)            (.21)          --             --              (1.03)
    1998            (.82)            (.25)          --             --              (1.07)
    1997            (.80)            (.24)          --             --              (1.04)
    1996            (.78)            (.25)          --             --              (1.03)
    1995            (.80)            (.28)          --             --              (1.08)
OHIO QUALITY
Year Ended 7/31:
    2000 (a)        (.49)            (.14)          --             --               (.63)
    1999            (.98)            (.24)          --             --              (1.22)
    1998            (.97)            (.26)          --             --              (1.23)
    1997            (.96)            (.27)          --             --              (1.23)
    1996            (.95)            (.27)          --             --              (1.22)
    1995            (.95)            (.30)          --             --              (1.25)
TEXAS QUALITY
Year Ended 7/31:
    2000 (a)        (.46)            (.12)         (.09)          (.02)             (.69)
    1999            (.90)            (.22)         (.07)          (.02)            (1.21)
    1998            (.93)            (.27)          --             --              (1.20)
    1997            (.94)            (.26)          --             --              (1.20)
    1996            (.95)            (.27)         (.04)+++       (.01)+++         (1.27)
    1995            (.98)            (.28)          --             --              (1.26)
========================================================================================

                                                                      TOTAL RETURNS
                                                                 ----------------------
                  ORGANIZATION
                  AND OFFERING
                  COSTS AND                                                     BASED
                  PREFERRED         ENDING                       BASED          ON
                  SHARE             NET           ENDING         ON             NET
                  UNDERWRITING      ASSET         MARKET         MARKET         ASSET
                  DISCOUNTS         VALUE         VALUE          VALUE**        VALUE**
---------------------------------------------------------------------------------------
ARIZONA PREMIUM
Year Ended 7/31:
    2000 (a)      $--               $13.70        $14.1250       (14.48)%       (5.18)%
    1999           --                14.90         17.0000         8.67          1.92
    1998           --                15.43         16.4375        12.18          6.14
    1997           --                15.34         15.4375        17.81         11.74
    1996           --                14.51         13.8750         7.83          8.48
    1995           --                14.12         13.6250        10.42          9.98
MICHIGAN QUALITY
Year Ended 7/31:
    2000 (a)       --                13.90         13.1875       (17.89)        (5.06)
    1999         (.02)               15.20         16.6875         2.18          1.62
    1998           --                15.91         17.3125        10.27          5.97
    1997           --                15.95         16.6250        14.02         11.19
    1996           --                15.28         15.5000        11.32          8.07
    1995           --                15.10         14.8750         4.77          8.02
MICHIGAN PREMIUM
Year Ended 7/31:
    2000 (a)       --                13.36         12.1875       (16.47)        (6.24)
    1999           --                14.68         15.0625         5.95          1.23
    1998           --                15.30         15.0000        13.74          6.62
    1997           --                15.14         13.9375        14.95         12.97
    1996           --                14.16         12.8750        14.00          8.88
    1995           --                13.73         12.0000         2.59          8.45
OHIO QUALITY
Year Ended 7/31:
    2000 (a)       --                15.02         15.5625       (10.85)        (3.87)
    1999           --                16.13         18.0000         5.09          2.74
    1998           --                16.65         18.0625        10.14          6.53
    1997           --                16.57         17.3125        14.70         12.14
    1996           --                15.69         16.0000        12.39          8.68
    1995           --                15.33         15.1250         6.80         10.16
TEXAS QUALITY
Year Ended 7/31:
    2000 (a)       --                13.65         12.1875       (16.27)        (6.23)
    1999           --                15.13         15.1875         2.97          1.21
    1998           --                15.90         15.6875         6.45          6.27
    1997           --                15.86         15.6250        11.76         11.93
    1996           --                15.06         14.8750        14.60          7.72
    1995           --                14.91         13.8750         1.14          9.89
=====================================================================================
                                               RATIOS/SUPPLEMENTAL DATA
                  --------------------------------------------------------------------------
                                                           BEFORE CREDIT
                                    --------------------------------------------------------
                                                  RATIO OF NET                  RATIO OF NET
                                    RATIO OF      INVESTMENT     RATIO OF       INVESTMENT
                                    EXPENSES      INCOME TO      EXPENSES       INCOME TO
                                    TO AVERAGE    AVERAGE        TO AVERAGE     AVERAGE
                  ENDING            NET ASSETS    NET ASSETS     TOTAL          TOTAL
                  NET               APPLICABLE    APPLICABLE     NET ASSETS     NET ASSETS
                  ASSETS            TO COMMON     TO COMMON      INCLUDING      INCLUDING
                  (000)             SHARES++      SHARES++       PREFERRED++    PREFERRED++
--------------------------------------------------------------------------------------------
ARIZONA PREMIUM
Year Ended 7/31:
    2000 (a)      $ 89,731          1.30%*        7.32%*          .88%*         4.93%*
    1999            94,775          1.29          6.88            .89           4.75
    1998            96,546          1.28          6.85            .88           4.71
    1997            95,731          1.29          7.18            .87           4.86
    1996            92,095          1.33          7.22            .90           4.88
    1995            90,434          1.30          7.92            .86           5.21
MICHIGAN QUALITY
Year Ended 7/31:
    2000 (a)       254,023          1.29*         8.11*           .83*          5.19*
    1999           268,591          1.20          7.27            .83           5.02
    1998           261,259          1.19          7.35            .82           5.09
    1997           260,247          1.21          7.64            .83           5.23
    1996           251,033          1.21          7.77            .83           5.29
    1995           247,907          1.26          8.26            .84           5.54
MICHIGAN PREMIUM
Year Ended 7/31:
    2000 (a)       158,845          1.29*         7.59*           .85*          4.99*
    1999           168,851          1.29          6.82            .87           4.63
    1998           173,451          1.29          6.87            .87           4.64
    1997           172,275          1.29          7.27            .86           4.83
    1996           164,688          1.32          7.38            .87           4.87
    1995           161,414          1.57          7.83           1.01           5.02
OHIO QUALITY
Year Ended 7/31:
    2000 (a)       218,869          1.30*         7.71*           .85*          5.05*
    1999           228,961          1.26          7.26            .84           4.88
    1998           232,940          1.29          7.37            .86           4.92
    1997           231,232          1.30          7.73            .85           5.08
    1996           222,151          1.32          7.79            .87           5.09
    1995           218,335          1.47          8.20            .94           5.24
TEXAS QUALITY
Year Ended 7/31:
    2000 (a)       197,874          1.26*         8.00*           .84*          5.30*
    1999           211,784          1.23          7.32            .84           5.00
    1998           218,669          1.22          7.40            .83           5.06
    1997           217,999          1.22          7.81            .83           5.27
    1996           210,423          1.23          7.95            .83           5.36
    1995           208,924          1.38          8.35            .91           5.54
====================================================================================
                                         RATIOS/SUPPLEMENTAL DATA
                  -----------------------------------------------------------------------
                                         AFTER CREDIT***
                  -----------------------------------------------------------
                                    RATIO OF NET                 RATIO OF NET
                  RATIO OF          INVESTMENT    RATIO OF       INVESTMENT
                  EXPENSES          INCOME TO     EXPENSES       INCOME TO
                  TO AVERAGE        AVERAGE       TO AVERAGE     AVERAGE
                  NET ASSETS        NET ASSETS    TOTAL          TOTAL
                  APPLICABLE        APPLICABLE    NET ASSETS     NET ASSETS     PORTFOLIO
                  TO COMMON         TO COMMON     INCLUDING      INCLUDING      TURNOVER
                  SHARES++          SHARES++      PREFERRED++    PREFERRED++    RATE
-----------------------------------------------------------------------------------------
ARIZONA PREMIUM
Year Ended 7/31:
    2000 (a)      1.28%*            7.34%*         .86%*         4.95%*         10%
    1999          1.29              6.88           .89           4.75            6
    1998          1.28              6.85           .88           4.71           17
    1997          1.29              7.18           .87           4.86           11
    1996          1.33              7.22           .90           4.88           15
    1995          1.30              7.92           .86           5.21           11
MICHIGAN QUALITY
Year Ended 7/31:
    2000 (a)      1.27*             8.14*          .81*          5.20*          12
    1999          1.19              7.28           .82           5.03           21
    1998          1.19              7.35           .82           5.09            8
    1997          1.21              7.64           .83           5.23           11
    1996          1.21              7.77           .83           5.29           15
    1995          1.26              8.26           .84           5.54           18
MICHIGAN PREMIUM
Year Ended 7/31:
    2000 (a)      1.28*             7.61*          .84*          5.00*          25
    1999          1.28              6.83           .87           4.63            9
    1998          1.29              6.87           .87           4.64            6
    1997          1.29              7.27           .86           4.83            4
    1996          1.32              7.38           .87           4.87           17
    1995          1.57              7.83          1.01           5.02           32
OHIO QUALITY
Year Ended 7/31:
    2000 (a)      1.27*             7.74*          .83*          5.07*           5
    1999          1.25              7.27           .84           4.88            3
    1998          1.29              7.37           .86           4.92            9
    1997          1.30              7.73           .85           5.08           25
    1996          1.32              7.79           .87           5.09           19
    1995          1.47              8.20           .94           5.24           19
TEXAS QUALITY
Year Ended 7/31:
    2000 (a)      1.24*             8.02*          .82*          5.31*          13
    1999          1.23              7.32           .84           5.00           19
    1998          1.22              7.40           .83           5.06           17
    1997          1.22              7.81           .83           5.27           13
    1996          1.23              7.95           .83           5.36           17
    1995          1.38              8.35           .91           5.54            8
==================================================================================
*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains di stributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

+++ The amounts shown include distributions in excess of capital gains of $.008 for Common shareholders and $.002 for Preferred shareholders.

(a)  For the six months ended January 31, 2000.

Build Your Wealth Automatically

Sidebar text:
Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund Information

BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


FUND POLICIES
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.



Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended January 31, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

SERVING INVESTORS FOR GENERATIONS

Photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen to help them grow and keep the money they've earned. Financial advisers, investors and their families have associated Nuveen investments with quality, expertise and dependability since 1898. That is why financial advisers have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisers and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

Invest well. Look ahead. Leave your mark.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


Logo:
NUVEEN Investments
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                      FSA-1-1-00